2001 Semi-Annual Report

www.roycefunds.com

A FEW WORDS ON CLOSED-END FUNDS

Royce & Associates, Inc. manages three closed-end funds: Royce Value Trust, the first small-cap value closed-end fund offering; Royce Micro-Cap Trust, the only micro-cap closed-end fund; and Royce Focus Trust, a closed-end fund that invests in a limited number of domestic and foreign companies.

A

closed-end fund is an investment company whose shares are listed on a stock exchange or are traded in the over-the-counter market. Like all investment companies, including open-end mutual funds, the assets of a closed-end fund are professionally managed in accordance with the investment objectives and policies approved by the fund’s Board of Directors. A closed-end fund raises cash for investment by issuing a fixed number of shares through initial and other public offerings which may include periodic rights offerings. Proceeds from the offerings are invested in an actively managed portfolio of securities. Investors wanting to buy or sell shares of a publicly traded closed-end fund after the offerings must do so on a stock exchange or the Nasdaq market, as with any publicly traded stock. This is in contrast to open-end mutual funds where the fund sells and redeems its shares on a continuous basis.

A CLOSED-END FUND OFFERS SEVERAL DISTINCT ADVANTAGES NOT AVAILABLE FROM AN OPEN-END FUND STRUCTURE
•
Since a closed-end fund does not issue redeemable securities or offer its securities on a continuous basis, it does not need to liquidate securities or hold uninvested assets to meet investor demands for cash redemptions, as an open-end fund must.
•	In a closed-end fund, not having to meet investor redemption requests or invest at inopportune times is ideal for value managers who attempt to buy stocks when prices are depressed and sell securities when prices are high.
•	A closed-end fund may invest more freely in less liquid portfolio securities because it is not subject to potential stock-holder redemption demands. This is particularly beneficial for Royce-managed closed-end funds, which invest in small- and micro-cap securities.
•	The fixed capital structure allows permanent leverage to be employed as a means to enhance capital appreciation potential.
•	Unlike open-end funds, our closed-end funds are able to distribute capital gains on a quarterly basis. Royce Value Trust has adopted a quarterly distribution policy.
We believe that the closed-end fund structure is very suitable for the long-term investor who understands the benefits of a stable pool of capital.

WHY DIVIDEND REINVESTMENT IS IMPORTANT

A very important component of an investor’s total return comes from the reinvestment of distributions. By reinvesting distributions, our investors can maintain an undiluted investment in a Fund. To get a fair idea of the impact of reinvested distributions, please see the charts on pages 11, 13 and 15. For additional information on the Funds’ Distribution Reinvestment and Cash Purchase Options and the benefits for stockholders, see page 16.

THE ROYCE FUNDS

SEMI-ANNUAL REPORT REFERENCE GUIDE

For more than 25 years, our approach has focused on evaluating a company’s current worth — our assessment of what we believe a knowledgeable buyer might pay to acquire the entire company, or what we think the value of the company should be in the stock market. This analysis takes into consideration a number of relevant factors, including the company’s future prospects. We select these securities using a risk-averse value approach, with the expectation that their market prices should increase toward our estimate of their current worth, resulting in capital appreciation for Fund investors.
Letter to Our Stockholders:
Risky Business, As Usual... Half Way Home?	2

Small-Cap Market Cycle Performance	8

History Since Inception	9

Performance and Portfolio Review: Royce Value Trust, Royce Micro-Cap Trust, Royce Focus Trust	10

Distribution Reinvestment and Cash Purchase Options	16

Updates and Notes	17

Schedules of Investments and Other Financial Statements	18

Postscript: The Style That Would Be King	Inside Back Cover

NAV AVERAGE ANNUAL TOTAL RETURNS Through June 30, 2001
FUND	2ND QUARTER 2001*	YEAR-TO-DATE 2001*	1-YEAR	3-YEAR	5-YEAR	SINCE INCEPTION (DATE)
Royce Value Trust	18.15%	15.48%	24.93%	12.69%	16.47%	13.75%	11/26/86
Royce Micro-Cap Trust	21.64	21.40	21.10	10.33	14.21	14.69	12/14/93
Royce Focus Trust	20.29	11.23	33.39	8.59	n.a.	12.29	11/1/96**
Russell 2000	14.38	6.94	0.66	5.32	9.62	13.50	n.a.

Royce Value Trust’s 10-year NAV average annual total return for the period ended 6/30/01 was 16.18%.
* Not annualized.
** Date Royce & Associates, Inc. assumed investment management responsibility.

LETTER TO OUR STOCKHOLDERS

Charles M. Royce, President

What makes a small-cap company small? And why do The Royce Funds’ focus solely on this area of the market?

Company size is most commonly defined by market capitalization, which is the number of shares that a company has outstanding multiplied by its current share price.

According to Satya Pradhuman, Director of Small Stock Research at Merrill Lynch, small-cap companies are currently those with market caps less than $2 billion. Not only is this market cap definition considerably higher than when we began managing Pennsylvania Mutual Fund in the early 1970s, but it also reflects the significant changes that have taken place within this universe. When we began, small-cap companies were those with market caps less than $200 million. By the mid-1980s, the small-cap market cap ceiling had risen to $1 billion and by the mid-1990s, to $1.5 billion.

(cont’d on page 4)

RISKY BUSINESS, AS USUAL

A review of the attitudes that have dominated commentary about the stock market over the last year and a half reveals drastic extremes. The perspective shifted from the perpetual sunshine of the late ’90s to the more recent image of a market in ruins. Neither view seems quite right to us. While there’s no denying the euphoria that existed two years ago or the sense of panic that has afflicted many investors during the last year, our own perspective on the markets has been a bit more restrained. We never subscribed to the theory that “The Business Cycle is Dead,” nor do we now believe in “The End of Equity Investing.” It seems to us that both equity investing and the inevitability of cycles (whether in business or the market) remain alive and well.

     What, then, have the events of the last 18 months meant? Perhaps a return to that seemingly unusual state of affairs, Business As Usual. The bursting Internet bubble in March 2000 took much of the Technology sector, especially telecommunications stocks, down with it. The ensuing bear market that drove stock prices down throughout the market looked to us like the typical aftermath of a period of fevered speculation and unrealistic expectations. We were hardly euphoric to see the arrival of an extended down market, but we were not shocked. We thought that the excesses had to be wrung out if the market was to return to more realistic valuations; that seems to be exactly what took place between March of last year and April of this one. However, negative perceptions about the market may prove more resilient than the bear market itself. While there is still reason to be concerned about the overall health of stocks — recession remains a possibility, many large-cap stocks continue to struggle and many large companies still look overvalued to us — we think that the worst may be over, at least for many non-Technology companies. In fact, the most remarkable development so far this year has been how unremarkable the behavior of the stock market has been. Year-to-date returns have been generally low, markets have been volatile and the outlook is uncertain. To long-term investors, it all feels very familiar.

2 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

SMALL BALL

     Of course, nothing about a more familiar market environment would suggest an inherent advantage for small-cap stocks. The prelude to this environment, however, helps to explain small-cap’s recent outperformance over large-cap. Not being the primary beneficiaries of the latter stages of the bull market, small-caps had less value to give back in the correction. In addition, large-cap Tech — the dominant market sector through the late ’90s — generally grew more rapidly than small-cap Tech. As many of these speculative Technology issues fell out of favor, investors began to reconsider traditional valuation criteria such as earnings and cash flow. This worked to the advantage of small-caps, as their valuations appeared in general to be more attractive than those of large-cap stocks. While small-cap’s recent returns have not matched the gaudy highs many large-caps reached in the late ’90s, performance has been steady, much like a baseball team that scores runs playing “small ball,” regularly hitting singles rather than relying on home runs. The upshot is that the small-cap Russell 2000 index has outperformed the large-cap S&P 500 in every month so far in 2001. It also outpaced the S&P 500 for the fourth consecutive quarter, a time period that included two negative performance quarters for each index — the fourth quarter of 2000 and the first quarter of 2001.

     Although small- and large-cap alike began this year in the red, each rebounded in the second quarter. With a return for the quarter of 14.4%, the Russell 2000 had its best showing since 1999’s fourth quarter, while the S&P 500’s return of 5.9% also marked its best quarter over the same period. Year-to-date through 6/30/01, the Russell 2000 was up 6.9% versus a decline of 6.7% for its large-cap counterpart. More significant from our point of view was the Russell 2000’s outperformance over the S&P 500 from their respective peaks on 3/9/00 and 3/24/00 through 6/30/01 (–13.8% for the Russell 2000 versus –18.6% for the S&P 500), and from this year’s market low on 4/4/01 (+21.0% and +11.3%, respectively).

We never subscribed to the theory that
“The Business Cycle is Dead,” nor do we
now believe in “The End of Equity
Investing.” It seems to us that both equity
investing and the inevitability of cycles
(whether in business or the market) remain
alive and well.

				THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 3
SMALL-CAPS ENJOYED YEAR-TO-DATE AND MARKET CYCLE LEAD
	YTD THROUGH 6/30/01	2000 PEAK- TO-CURRENT	2000 PEAK DATE

Russell 2000	6.94%	–13.79%	3/9/00

S&P 500	–6.70%	–18.63%	3/24/00

Nasdaq Composite	–12.52%	–57.19%	3/10/00

In spite of changing definitions, small-caps have always represented the largest domestic equity universe in terms of number of companies. Today, there are approximately 8,000 companies with market caps less than $2 billion. The small-cap sector accounts for 90% of the domestic equity investment universe, but only 10% of the total domestic market capitalization. The sheer size of the small-cap universe ensures plenty of investment opportunities and plenty of investment potential. As we often remark to investment advisors and consultants, if a relatively small amount of the money invested in large-cap stocks — 2% or 3% — were shifted into the small-cap sector, it could have a potentially dramatic effect on overall investment results.

As obvious as the market cap increase has been, perhaps more significant is the recognition now given to small-caps. Small-cap is regarded as a separate asset class complete with its own benchmark indices, its own distinct performance and its own asset allocation allotment. We believe that the asset class has evolved even further, that it is really two markets (small- and micro-cap) in one, each requiring a separate investment strategy.

(cont’d on page 6)

LETTER TO OUR STOCKHOLDERS

    Elsewhere in the market, it seems as though the mighty have fallen and can’t get up: The formerly formidable Nasdaq Composite, still dominated by the Tech-heavy Nasdaq 100, recovered somewhat, up 17.4% in the second quarter. For the year-to-date period ended 6/30/01, however, the Composite was down 12.5% and was still more than 57% off its previous peak on 3/10/00. The ongoing difficulties of large-cap Tech and the relatively strong performance of smaller companies over the last 18-month period underscore our belief that the market cycle that began in March 2000 can continue to favor small-cap. We also believe that it could take five years or more for the Nasdaq Composite to regain its March 2000 peak; after all, it took the “Nifty Fifty” nearly nine years to recover from its crash in 1974.

TRUE VALUE

    We think that small-cap’s leadership is good news for value investors, especially in light of increased market volatility and depressed Technology stock prices. Within small-cap, insurance and retail, traditional value stalwarts, continued to perform well, as did companies in the defense and aerospace industries. This reflects a growing interest in company quality, a welcome occurrence in the midst of a correction. These developments have been encouraging because they indicate to us that small-cap value’s success has not been a short-term phenomenon: The second quarter of 2001 marked the seventh consecutive quarter in which the Russell 2000 Value index posted positive performance.

    In fact, after spending a few years being perceived as the Weakest Link of investment styles, the most recent results for small-cap value would silence even acerbic hostess Anne Robinson. The Russell 2000 Value index eked out a positive return of 1.0% versus a loss of 15.2% for the Russell 2000 Growth index in the generally bearish first quarter. As would be expected, in the more robust second quarter, value lost some ground to growth, up 11.7% versus a gain of 18.1%, but year-to-date through 6/30/01, the Russell 2000 Value index stayed ahead of the Russell 2000 Growth index, 12.8% versus 0.2%. Value also held a substantial performance edge over growth from the small-cap peak on 3/9/00 through 6/30/01, up 32.4% versus a loss of 40.5% for the growth index.

In terms of our own recent history, we were
never as dumb as we may have looked between
1997–1999, and we certainly did not become
graced with genius in March of 2000. Nothing
about the way we invest has changed, only the
perception of it.

4 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ON A ROLL

     None of the good news in small-cap investing or within value would mean very much if The Royce Funds’ performance year-to-date, as well as from the most recent small-cap peak, was not worth talking about. Year-to-date through 6/30/01, all three Royce closed-end funds outperformed the Russell 2000 and all were also ahead of their benchmark from the 3/9/00 small-cap market peak.

     Through 2001’s first half, our closed-end portfolio with greater exposure to micro-cap companies, Royce Micro-Cap Trust, held performance advantages over Royce Value Trust and Royce Focus Trust, a somewhat surprising development considering the typically higher volatility of micro-cap securities. This is the mirror image of the second half of last year, in which micro-caps were sluggish and small-caps shined.

     As gratifying as this year’s performance has been, we typically focus more on long-term results. We are pleased to report that here the news was just as good: All three of the Royce closed-end funds then in existence outperformed the Russell 2000 for the one-, three- and five-year periods ended 6/30/01. Perhaps best of all, three- and five-year outperformance was achieved with lower overall volatility than the Russell 2000. (For more complete discussions of Fund performance, see pages 10,11,12,13,14 and 15. For a more complete discussion of volatility, see page 17.)

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 5

Our affinity for small-caps dates back to our early days in the investment management business when the market was filled with small-cap opportunities. At the time, the stock market had suffered considerable price deterioration not unlike what the Technology sector has experienced over the last 18 months.

Excellent small-cap companies at deeply discounted prices were plentiful in the early 1970s, so we made our commitment and never looked back. We discovered that being focused gave us advantages over those who only occasionally dabbled in the sector — more familiarity with the companies, greater insight into the trading practices unique to the universe and a better understanding of the risks and reward potential and how both play out.

In investing, it’s important to focus on what you do best. We believe that the domestic small-cap universe will continue to be an evergreen area for investment. When we arrive each morning, we go about our work in this large and diverse sector with a consistent, disciplined investment approach. Sticking with what has worked is one of the primary reasons why The Royce Funds invest primarily in small- and micro-cap stocks.

6 |THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001	LETTER TO OUR STOCKHOLDERS

BE TRUE TO YOUR SCHOOL

     Recent successes have led many commentators to anoint value managers as the new high priests of the stock market. We’re more amused than flattered by all of the sudden attention that our approach has been receiving. At the end of 1997, conventional wisdom held that if investors were not investing in large-cap index funds, they were missing out. In 1999, while large-cap indexing was still doing well, the real action was in Internet stocks. Throughout both periods, the wisdom, if not the viability, of value investing was questioned. However, during the current market cycle and for the three- and five-year periods ended 6/30/01, returns for our Funds compared favorably to those other styles and indices that some thought had rendered our quaint ways obsolete.

     Regardless of approach, absolute returns over long-term periods and full market cycles are the standards by which we think the effectiveness of a style should be judged — not what’s working right now, even if that happens to be value investing. In terms of our own recent history, we were never as dumb as we may have looked between 1997 and 1999, and we certainly did not become graced with genius in March of 2000. Nothing about the way we invest has changed, only the perception of it.

     We readily admit that it took longer than we thought for value investing to re-emerge, but we were confident that the stock market would once again reward an approach that emphasized risk management, especially in the small-cap universe. We think that the virtues of active small-cap management, which puts a premium on stock picking and deep knowledge of companies, should remain apparent throughout the current period. And rest assured that when the next hot trend captivates the fickle affections of market pundits, we will still be investing much the same way.

HALF WAY HOME?

     Our view is that the worst of the bear market is behind us. However, we do not see the return of the rampaging bull any time soon. Instead, we think that over-all returns will be positive, but low, with volatility playing a significant role in stock market behavior, as it historically has. One positive lesson to be drawn from the bear market was that investors were not phobic about stocks, they were phobic about losing money ... perhaps they have become foxhole converts to value investing. Investors (wisely, we think) refused to abandon the stock market.

     The year’s half-way point finds us in a sweet spot for value investing. There is a fortuitous balance between sectors that are still doing well, such as insurance and biotechnology, and those that many investors are neglecting, such as semiconductors and computers. We continue to root out what we think are well-run, financially solid companies that have been disproportionately hurt by market sell offs. We are comfortable with our business buyer’s approach as we look toward the volatile months ahead.

     We appreciate your continued support.

  Sincerely,

(l-r) Charlie Dreifus, Jack Fockler, Buzz Zaino, Whitney George, Chuck Royce
Charles M. Royce President	W. Whitney George Vice President	Jack E. Fockler, Jr. Vice President
July 31, 2001

P.S. We are pleased to announce that Royce & Associates, Inc. has agreed to a partnership with Legg Mason, Inc., a public holding company that provides asset management, securities brokerage, investment banking and related financial services through its subsidiaries. Legg Mason has agreed to purchase Royce & Associates, Inc., the Adviser to The Royce Funds. Stockholders should soon receive a Proxy Statement asking to approve the new investment advisory agreement. We ask that you read it carefully and vote promptly.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 7

SMALL-CAP MARKET CYCLE PERFORMANCE

Since the Russell 2000’s inception in 1979, value has outperformed growth in five of the six full small-cap market cycles (defined as a move of 15% from a previous peak or trough). The last small-cap market cycle (4/21/98 – 3/9/00) was the exception. The current cycle represents what we believe is a return to more historically typical performance in that value has provided a significant advantage in the opening period downturn (3/9/00 – 4/4/01) and through June 30, 2001.

	PEAK-TO-PEAK 4/21/98 – 3/9/00	PEAK-TO-TROUGH 3/9/00 – 4/4/01	PEAK-TO-CURRENT 3/9/00 – 6/30/01
Russell 2000	26.3%	–28.8%	–13.8%
Russell 2000 Value	–12.7	14.7	32.4
Russell 2000 Growth	64.8	–54.0	–40.5

NAV CUMULATIVE TOTAL RETURN
Royce Value Trust	10.0	–0.1	24.1
Royce Micro-Cap Trust	10.6	–8.3	16.9
Royce Focus Trust	–10.7	2.6	32.1

PEAK-TO-TROUGH: Not only did value outperform growth (as measured by the Russell 2000 style indices), but it provided positive performance during the downdraft. All three closed-end Royce Funds outperformed the Russell 2000 in this period. Especially noteworthy performance was turned in by Royce Focus Trust, which posted positive results for the period.

PEAK-TO-CURRENT: Through June 30, 2001, value maintained a sizeable lead over growth. Again, all three Funds held performance advantages over the Russell 2000, with each providing double-digit positive performance.

8 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

HISTORY-SINCE INCEPTION

The following table details the share accumulations by an initial investor in the Funds who reinvested all distributions (including fractional shares) and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Reviews of the Funds.

		AMOUNT	PURCHASE		NAV	MARKET
HISTORY		INVESTED	PRICE	SHARES	VALUE*	VALUE*
Royce Value Trust
11/26/86	Initial Purchase	$ 10,000	$ 10.000	1,000	$ 9,280	$ 10,000
10/15/87	Distribution $0.30		7.000	42
12/31/87	Distribution $0.22		7.125	32	8,578	7,250
12/27/88	Distribution $0.51		8.625	63	10,529	9,238
9/22/89	Rights Offering	405	9.000	45
12/29/89	Distribution $0.52		9.125	67	12,942	11,866
9/24/90	Rights Offering	457	7.375	62
12/31/90	Distribution $0.32		8.000	52	11,713	11,074
9/23/91	Rights Offering	638	9.375	68
12/31/91	Distribution $0.61		10.625	82	17,919	15,697
9/25/92	Rights Offering	825	11.000	75
12/31/92	Distribution $0.90		12.500	114	21,999	20,874
9/27/93	Rights Offering	1,469	13.000	113
12/31/93	Distribution $1.15		13.000	160	26,603	25,428
10/28/94	Rights Offering	1,103	11.250	98
12/19/94	Distribution $1.05		11.375	191	27,939	24,905
11/3/95	Rights Offering	1,425	12.500	114
12/7/95	Distribution $1.29		12.125	253	35,676	31,243
12/6/96	Distribution $1.15		12.250	247	41,213	36,335
9/8/97	Distribution $0.33		15.625	61
12/5/97	Distribution $0.88		15.313	169	52,556	46,814
3/6/98	Distribution $0.37		16.688	69
6/5/98	Distribution $0.39		16.250	76
9/8/98	Distribution $0.40		12.563	104
12/7/98	Distribution $0.38		13.000	98	54,313	47,506
3/8/99	Distribution $0.37		11.875	108
6/7/99	Distribution $0.34		13.313	91
9/7/99	Distribution $0.33		12.688	95
12/6/99	Distribution $0.33		12.750	97	60,653	50,239
3/6/00	Distribution $0.33		13.750	92
6/6/00	Distribution $0.35		13.250	104
9/6/00	Distribution $0.35		14.813	96
12/6/00	Distribution $0.45		14.063	132	70,711	61,648
3/6/01	Distribution $0.37		14.800	107
6/6/01	Distribution $0.37		16.200	100

6/30/01		$ 16,322		4,477	$81,660	$ 72,483

Royce Micro-Cap Trust
12/14/93	Initial Purchase	$ 7,500	$ 7.500	1,000	$ 7,250	$ 7,500
10/28/94	Rights Offering	1,400	7.000	200
12/19/94	Distribution $0.05		6.750	9	9,163	8,462
12/7/95	Distribution $0.36		7.500	58	11,264	10,136
12/6/96	Distribution $0.80		7.625	133	13,132	11,550
12/5/97	Distribution $1.00		10.000	140	16,694	15,593
12/7/98	Distribution $0.29		8.625	52	16,016	14,129
12/6/99	Distribution $0.27		8.781	49	18,051	14,769
12/6/00	Distribution $1.72		8.469	333	20,016	17,026

6/30/01		$ 8,900		1,974	$24,300	$ 20,549

Royce Focus Trust
10/31/96	Initial Purchase	$ 4,375	$ 4.375	1,000	$ 5,280	$ 4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848

6/30/01		$ 4,375		1,204	$ 9,066	$ 7,585

* Other than for initial purchase and June 30, 2001, values are stated as of December 31 of the year indicated, after reinvestment of distributions.
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 9

ROYCE VALUE TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
Second Quarter 2001*			18.15%	R	oyce Value Trust (RVT) benefited from value investing’s good times in the first half. The Fund was up 15.5% on a net asset value (NAV) basis
Jan-June 2001* 1-Year 3-Year 5-Year 10-Year Since Inception (11/26/86)			15.48 24.93 12.69 16.47 16.18 13.75

and 17.6% on a market price basis, in both cases well ahead of its small-cap benchmarks, the Russell 2000 (+6.9%) and the S&P 600 (+6.2%). We were pleased both with the Fund’s down-market performance in the first quarter and its ability to more than keep pace in the second-quarter rally. For the second quarter, RVT was up 18.2% on an NAV basis and 17.9% on a market value basis, outperforming its benchmarks; the Russell 2000 was up 14.4% and the S&P 600 was up 13.7% for the same period. RVT’s NAV average annual total return since inception (11/26/86) was 13.8%.

*Not annualized.				One pleasant development over the last fifteen months has been the
RISK/RETURN COMPARISON 3-Year Period ended 6/30/01				recovery of traditional cyclical industries. Oil and natural gas stocks began to come back early in 2000, followed by insurance companies. In the first
	Average Annual Total Return	Standard Deviation	RUR*

half of 2001, many industrial and retail stocks rebounded. In the case of many companies in the former group, stock prices had been depressed since the Asian currency crisis in the fall of 1998. Yet this year many investors seemed to be seeking out companies with established records of earnings and profitable growth, qualities that value investors typically emphasize.

   Long-time holding Florida Rock Industries, which manufactures concrete and other construction aggregates material, enjoyed rock-solid performance. Recreational vehicle (RV) and mid-sized bus manufacturer Thor Industries, a company whose management and financial characteristics we like, was a top performer, as was Coachmen Industries, another RV manufacturer that also builds modular housing. The (hopefully) short-term decline in stock prices for many oil and gas companies did little to hurt the growing business and rising stock price of oil and gas construction contractor Willbros Group.

   Although the prices of many retail stocks dipped slightly near the end of the second quarter, the industry in general posted net gains in the first half. For example, the price of retailer Urban Outfitters rose through the first half before falling back a bit in June, despite growing sales and vigorous business. The price of retailer and children’s apparel manufacturer Oshkosh B’Gosh also rose through the first half before a small mid-June descent. We continue to hold large positions in both firms.

   Within Technology, software and semiconductor stocks rebounded in the second-quarter rally. In May, we took advantage of rising prices to sell our positions in software product developer Structural Dynamics Research and software maker Informix. An expanding business and the ability to flourish in a difficult market meant a consistently rising price for MSC. Software, a company involved in mechanical, computer-aided engineering software solutions designed to optimize product design and quality.

   We continue to see opportunities in a variety of industries and believe that RVT’s diversified portfolio of small- and micro-cap stocks can benefit from what we hope will be value’s ongoing market leadership.

Royce Value Trust (NAV)	12.7	19.3	0.66
S&P 600	7.5	23.1	0.32
Russell 2000	5.3	25.1	0.21
* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.
Over the last three years, Royce Value Trust has outperformed the S&P 600 and the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year	RVT	Year	RVT

2000	16.6%	1993	17.9%
1999	11.7	1992	19.9
1998	3.3	1991	39.5
1997	27.5	1990	–13.1
1996	15.5	1989	19.2
1995	22.6	1988	22.8
1994	1.1	1987	–7.7
10 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/01

Woodward Governor — Industrial cyclical companies like this designer and manufacturer of energy control systems and components for aircraft and industrial engines and turbines have historically been staples in RVT’s portfolio. When value investing was out of favor, the company was making smart acquisitions, selling off unprofitable

		PORTFOLIO DIAGNOSTICS
Woodward Governor	$5,242,361	Median Market Cap.	$656 million
Covance	4,232,547	Weighted Average P/E Ratio	14.7x
Thor Industries	2,804,623	Weighted Average P/B Ratio	1.5x
PAREXEL International	2,544,964	Weighted Average Yield	1.2%
Willbros Group	2,519,092	Fund Net Assets	$865 million
businesses and expanding its market share just in time for investors to begin noticing it. Its price nearly tripled over the last year. Covance — This contract research organization providing product development services to the pharmaceutical, biotechnology and medical device industries weathered the first-quarter downturn fairly well before its price started climbing in April after the company reduced debt and sold off some businesses.		Turnover Rate	20%
		Net Leverage†	10%
		Symbol – Market Price – NAV	RVT XRVTX
		†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01

Washington Group International — This large-scale engineering and construction company could not dig its way out of its costly acquisition of Raytheon’s construction unit. Resulting overruns drove it to bankruptcy and a potentially lengthy lawsuit against Raytheon.

		TOP 10 POSITIONS %of Net Assets
Washington Group International	$4,501,558	Woodward Governor	1.2%
Affymetrix	2,054,924	Proassurance	1.1
Mutual Risk Management	1,513,271	White Mountains Insurance Group	1.0
Gallagher (Arthur J.) & Co.	1,270,864	Charming Shoppes	1.0
Comdisco	1,183,564	Covance	0.9
		Thor Industries	0.8
Affymetrix — The price of this DNA chip manufacturer slipped throughout the first half after it announced larger-than-expected losses in April. We think that it is a well-capitalized and well-run genomics company and added to our position in March and June.		Arrow International	0.8
		Simpson Manufacturing	0.8
		Curtiss-Wright	0.8
		Arnold Industries	0.8

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology	16.1%
		Industrial Services	12.3
		Industrial Products	11.7
		Financial Intermediaries	11.3
		Health	8.7
		Consumer Products	6.4
		Natural Resources	6.1
		Financial Services	6.0
		Consumer Services	5.1
		Utilities	0.1
		Miscellaneous	4.8
		Bonds & Preferred Stocks	1.0
		Treasuries, Cash & Cash Equivalents	10.4

		CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/01 at NAV or Liquidation Value
		38.6 million shares of Common Stock	$705 million
		7.80% Cumulative Preferred Stock	$60 million
		7.30% Tax-Advantaged Cumulative Preferred Stock	$100 million
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 11

ROYCE MICRO-CAP TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
Second Quarter 2001*			21.64%	R	oyce Micro-Cap Trust (OTCM) finished the first half up 21.4% on a net asset value basis (NAV) and up 20.7% on a market price basis, in both cases well ahead of its
Jan-June 2001* 1-Year 3-Year 5-Year Since Inception (12/14/93)			21.40 21.10 10.33 14.21 14.69

benchmark, the Russell 2000, which was up 6.9% for the same period. The Fund performed relatively well in the bearish first quarter, before outperforming its benchmark in the second-quarter rally. For the second quarter, OTCM was up 21.6% on an NAV basis and up 20.7% on a market price basis, both outpacing the Russell 2000’s 14.4% return for the same period. The Fund’s NAV average annual total return since inception (12/14/93) was 14.7%.

*Not annualized.
RISK/RETURN COMPARISON 3-Year Period ended 6/30/01				Many holdings in industries such as biotechnology and software suffered in the down market of the first quarter before rebounding after the market reached a low on April 4.
	Average Annual Total Return	Standard Deviation	RUR*

In February, we increased our position in Martek Biosciences, which develops microalgae-based nutritional products. Low winter prices also allowed us to buy additional shares of Emisphere Technologies, a biopharmaceutical company offering products that enable the oral delivery of medicines that usually cannot be offered to patients in an oral form. Promising technological developments, including clinical tests on oral insulin, boosted its price in the spring. The price of business software supplier JDA Software plummeted through much of the first quarter before its growing business helped it to bounce back in April. In contrast to many software firms, the price of MSC.Software, which creates mechanical, computer-aided engineering software to optimize product quality, rose throughout the first half. We sold most of our shares in May.

   Strong first-half performances also came from a variety of traditional cyclical industries. The price of recreational vehicle manufacturer Monaco Coach sped upward from January through June, while the price of RV and small- and mid-sized bus maker Thor Industries hit the high-speed lane in April. A strong niche business was a factor in the solid performance of three companies in very different industries. The Profit Recovery Group International, which specializes in accounts payable and audit-based services for large companies and government agencies, benefited from expanding business, as did Clark/Bardes Holdings, a firm that offers high-end compensation and benefits services. Lower stock prices for energy stocks could not keep the price of oil and gas construction contractor Willbros Group from gushing, or its business from growing.

   Retail and retail-oriented companies, value stalwarts historically well-represented in OTCM’s portfolio, generally did well, although rumors of an impending recession caused some companies’ prices to dip slightly before the end of June. Investors found good fits in children’s apparel maker and retailer Oshkosh B’Gosh, retailer Urban Outfitters, women’s fashion specialist Cato and athletic and activewear retailer The Finish Line.

   We think that the Fund can continue to benefit from a volatile, low-return market in which value remains a leader.

Royce Micro-Cap Trust (NAV)	10.3	19.8	0.52
Russell 2000	5.3	25.1	0.21

* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.
Over the last three years, Royce Micro-Cap Trust has outperformed the Russell 2000 on a both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year			RVT
2000			10.9%
1999			12.7
1998			–4.1
1997			27.1
1996			16.6
1995			22.9
1994			6.0
12 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

GOOD IDEAS AT THE TIME Net Realized and Unrealized Gain Year-to-Date Through 6/30/01

Ocular Sciences — Growing revenues opened eyes on Wall Street, helping to boost the price of this highly profitable prescription contact lens manufacturer and marketer. We continued to build our position through the spring.

		PORTFOLIO DIAGNOSTICS
Ocular Sciences	$1,429,845	Median Market Cap.	$239 million
PAREXEL International	1,219,220	Weighted Average P/E Ratio	13.7x*
Wackenhut Corrections	1,057,980	Weighted Average P/B Ratio	1.3x
MSC.Software	1,055,072	Weighted Average Yield	0.8%
Willbros Group	1,033,538	Fund Net Assets	$239 million
		Turnover Rate	13%
PAREXEL International — The price of this contract research, marketing and consulting services firm for the medical and pharmaceutical industries skyrocketed in January as its niche business and strong earnings combined to attract investors.		Net Leverage†	9%
		Symbol – Market Price – NAV	OTCM XOTCX
		*	Excludes 20% of portfolio holdings with zero or negative earnings as of 6/30/01.
		†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.
GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01

Rainbow Technologies — Earnings shortfalls caused the price of this computer network and Internet Security product provider to plummet in the first half, even as its business grew and revenues increased. We added to our position, based on our belief that its growing business can help its price to eventually recover.

		TOP 10 POSITIONS % of Net Assets
Rainbow Technologies	$531,494	Matthews International Cl. A	1.3%
SBS Technologies	515,220	Seneca Foods	1.1
Highlands Insurance Group	390,805	Ocular Sciences	1.1
Visible Genetics	380,550	PAREXEL International	1.1
T/R Systems	373,516	800 JR Cigar	1.1
		Wackenhut Corrections	1.0
SBS Technologies — The computer and aerospace end of this designer and manufacturer of customized embedded computer components grew, but its telecommunications arm suffered, leading us to reduce our position by about thirty-five percent in April and May.		Proassurance	1.0
		Ash Grove Cement Company	1.0
		NYMAGIC	0.9
		Navigators Group	0.9

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology	16.9%
		Industrial Products	12.5
		Industrial Services	11.5
		Health	9.1
		Consumer Products	9.1
		Financial Intermediaries	8.8
		Natural Resources	7.9
		Consumer Services	6.8
		Financial Services	2.5
		Miscellaneous	4.8
		Preferred Stocks	0.4
		Treasuries, Cash & Cash Equivalents	9.7

		CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/01 at NAV or Liquidation Value
		16.2 million shares of Common Stock	$199 million
		7.75% Cumulative Preferred Stock	$40 million
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 13

ROYCE FOCUS TRUST

NAV AVERAGE ANNUAL TOTAL RETURNS Through 6/30/01				MANAGER’S DISCUSSION
Second Quarter 2001*			20.29%	R	oyce Focus Trust (FUND) shook off the effects of a difficult first quarter by coming back strong in the second and posting solid
Jan-June 2001* 1-Year 3-Year Since Inception (11/1/96)[1]			11.23 33.39 8.59 12.29

first-half performance. For the year-to-date period ended 6/30/01, the Fund was up 11.2% on a net asset value (NAV) basis and 10.8% on a market price basis, ahead of its small-cap benchmark, the Russell 2000, which was up 6.9% for the same period. The rally that helped much of the stock market to rebound in the second quarter certainly aided the Fund’s concentrated portfolio of small-cap stocks. For the second quarter, the Fund was up 20.3% on an NAV basis and 18.6% on a market price basis versus the Russell 2000’s 14.4% return. The Fund’s NAV average annual total return since the inception of our management (11/1/96) was 12.3%.

*Not annualized. 1 Royce & Associates assumed investment management responsiblity for the Fund on 11/1/96.

RISK/RETURN COMPARISON 3-Year Period ended 6/30/01				As disappointing as the Fund’s first-quarter performance was, it did allow us to initiate and add to positions in what we thought were
	Average Annual Total Return	Standard Deviation	RUR*

promising companies. In February, we bought Perot Systems, a technology staffing and consulting company that does most of its business with Fortune 500 firms. It has emerged as a profitable leader in an industry where many saw limited prospects. Covance, which we first purchased in March, is a contract research organization that offers product development services to the pharmaceutical, biotechnology and medical device industries. In April, its price began to rise as the company worked to reduce debt and sell off unprofitable businesses. We also added to our position in INT Media Group (formerly internet.com), an e-business and internet technology network services firm, because its stock price decline d... in inverse proportion to its growing business.

   Other portfolio holdings in a variety of traditionally cyclical industries enjoyed strong performance throughout the first half, although most saw more upward price movement in the second quarter. Recreational vehicle and small- and mid-sized bus manufacturer Thor Industries moved into the cruising lane in April after a respectable first quarter. We like its disciplined management, strong balance sheet and demonstrated ability to expand its business. Welding and cutting product manufacturer Lincoln Electric Holdings saw its stock price begin to rise late last summer, but this spring’s rally lit the spark and moved it even higher. Florida Rock Industries, a construction aggregates manufacturer, built up a rock-solid performance.

   There were disappointing performances from companies in which we still have confidence, although in some cases, prices did not dip low enough for us to add to our positions. Our opinion of Spherion, a staffing services firm, still remains as high as its stock price remained low. We are holding on to insurance broker Arthur J. Gallagher & Co.; after its price had more than doubled in 2000, it stumbled late in the first quarter, although its business continued to grow. Oil and natural gas company Tom Brown also experienced a correction in the first half after a terrific 2000.

   We remain confident that the Fund’s concentrated portfolio of small-cap stocks can reap the benefits of value’s ongoing market leadership.

Royce Focus Trust (NAV)	8.6	22.3	0.39

Russell 2000	5.3	25.1	0.21a
* Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period.
Over the last three years, Royce Focus Trust has outperformed the Russell 2000 on both an absolute and a risk-adjusted basis.

CALENDAR YEAR NAV TOTAL RETURNS
Year			FUND
2000			20.9%
1999			8.7
1998			–6.8
1997			20.5
14| THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

PERFORMANCE AND PORTFOLIO REVIEW

GOOD IDEAS THAT WORKED Net Realized and Unrealized Gain Year-to-Date Through 6/30/01

Monaco Coach — The price of this recreational vehicle manufacturer climbed steadily from January through June, as growing demand and favorable comments from Wall Street brought investors along for the ride.

		PORTFOLIO DIAGNOSTICS
Monaco Coach	$1,481,444	Median Market Cap.	$860 million
BKF Capital Group	1,214,786	Weighted Average P/E Ratio	14.4x
Thor Industries	720,257	Weighted Average P/B Ratio	1.9x
Lincoln Electric Holdings	693,838	Weighted Average Yield	1.0%
Perot Systems Cl. A	661,549	Fund Net Assets	$88 million
		Turnover Rate	28%
BKF Capital Group — We first bought the stock of this asset management company as the firm was making the transition from a closed-end fund to a publicly traded asset manager. The company’s large-cap value bias seems to have been the right strategy, as investors have been taking more and more notice lately.		Net Leverage†	8%
		Symbol – Market Price – NAV	FUND XFUNX
		†	Net leverage is the percentage, in excess of 100%, of the total value of equity type investments divided by net assets, excluding preferred stock.

GOOD IDEAS AT THE TIME Net Realized and Unrealized Loss Year-to-Date Through 6/30/01

Comdisco — Unfortunately, it took only one year for this company to reverse direction after a long period of growth, as this technology leasing and services company entered disastrously costly Internet ventures and began to flirt with bankruptcy. New management is attempting to restore its business, but we sold our position in June.

		TOP 10 POSITIONS % of Net Assets
Comdisco	$1,584,147	Charming Shoppes	3.6%
Washington Group International	1,135,000	Monaco Coach	3.6
Spherion Corporation	516,206	Lincoln Electric Holdings	3.4
INT Media Group	461,012	Arrow International	3.1
Blanch (E.W.) Holdings	368,156	White Mountains Insurance Group	3.0
		ABM Industries	3.0
Washington Group International — This large-scale engineering and construction company could not dig its way out of its costly acquisition of Raytheon’s construction unit. Resulting overruns drove it to bankruptcy and a potentially lengthy lawsuit against Raytheon.		Big Lots	2.8
		Simpson Manufacturing	2.8
		Input/Output	2.8
		BKFCapital Group	2.7

		PORTFOLIO SECTOR BREAKDOWN % of Net Assets
		Technology	20.3%
		Consumer Services	13.0
		Industrial Products	11.3
		Financial Intermediaries	10.0
		Industrial Services	9.8
		Natural Resources	8.6
		Health	4.6
		Financial Services	4.5
		Consumer Products	1.3
		Bond	0.2
		Treasuries, Cash & Cash Equivalents	16.4

		CAPITAL STRUCTURE Publicly Traded Securities Outstanding at 6/30/01 at NAV or Liquidation Value
		9.0 million shares of Common Stock	$68 million
		7.45% Cumulative Preferred Stock	$20 million
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 15

DISTRIBUTION REINVESTMENT AND CASH PURCHASE OPTIONS FOR COMMON STOCKHOLDERS

WHY SHOULD I REINVEST MY DISTRIBUTIONS?
   By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

HOW DOES THE REINVESTMENT OF DISTRIBUTIONS FROM THE ROYCE CLOSED-END FUNDS WORK?
   The Funds automatically issue shares in payment of distributions unless you indicate otherwise. The shares are issued at the lower of the market price or net asset value on the valuation date.

HOW DOES THIS APPLY TO REGISTERED STOCKHOLDERS?
   If your shares are registered directly with a Fund, your distributions are automatically reinvested unless you have otherwise instructed the Funds’ transfer agent, EquiServe, in writing. A registered stockholder also has the option to receive the distribution in the form of a stock certificate or in cash if EquiServe is properly notified.

WHAT IF MY SHARES ARE HELD BY A BROKERAGE FIRM OR A BANK?
   If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on your behalf, you should have your shares registered in your name in order to participate.

WHAT OTHER FEATURES ARE AVAILABLE FOR REGISTERED STOCKHOLDERS?
   The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of a Fund’s common stock directly through EquiServe on a monthly basis, and to deposit certificates representing your Fund shares with EquiServe for safekeeping. The Funds’ investment adviser is absorbing all commissions on optional cash purchases under the Plans through December 31, 2001.

HOW DO THE PLANS WORK FOR REGISTERED STOCKHOLDERS?
   EquiServe maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by EquiServe in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send other stock certificates held by them to EquiServe to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, EquiServe will deduct a $2.50 fee plus brokerage commissions from the sale transaction. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

HOW CAN I GET MORE INFORMATION ON THE PLANS?
   You can call an Investor Services Representative at (800) 221-4268 or you can request a copy of the Plan for your Fund from EquiServe. All correspondence (including notifications) should be directed to: [Name of Fund] Distribution Reinvestment and Cash Purchase Plan, c/o EquiServe, PO Box 43011, Providence, RI 02940-3011, telephone (800) 426-5523.

16 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
AUTHORIZED SHARE TRANSACTIONS

   Each of Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust may repurchase up to 300,000 shares of its common stock and up to 10% of the issued and outstanding shares of each series of its preferred stock during the year ending December 31, 2001. Any such repurchases would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value, and preferred stock repurchases would be effected at a price per share that is less than the share’s liquidation value.

   Royce Value Trust, Royce Micro-Cap Trust and Royce Focus Trust are also authorized to offer their common stockholders an opportunity to subscribe for additional shares of their common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within each Board’s discretion.

NOTES TO PERFORMANCE AND RISK INFORMATION

    All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Share prices will fluctuate, so that shares may be worth more or less than their original cost when sold. Royce closed-end funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies. The thoughts expressed in this report concerning recent market movements and future prospects for small-cap company stocks are solely those of Royce, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of June 30, 2001, and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.
   Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. The Funds’ P/E ratio calculations exclude companies with zero or negative earnings.
   The Russell 2000, Russell 2000 Value, Russell 2000 Growth, Nasdaq Composite, Nasdaq 100, S&P 500 and S&P 600 SmallCap are unmanaged indices of domestic common stocks. The Royce Funds is a service mark of The Royce Funds.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 17

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS – 88.6%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 6.4%			Monaco Coach [a]	46,100	$ 1,530,520
Apparel and Shoes - 2.3%			Thor Industries	212,150	6,994,585
Garan Jones Apparel Group [a]	46,900 42,000	$ 1,601,635 1,814,400	Ticketmaster Cl. B [a]	275,000	4,070,000
K-Swiss Cl. A Nautica Enterprises [a]	105,800 1,800	2,552,954 36,774			19,078,535
Oshkosh B’Gosh Cl. A	114,300	3,800,475	Restaurants/Lodgings - 0.1%
Polo Ralph Lauren Cl. A [a] Weyco Group	186,100 167,664	4,801,380 3,965,254	Papa John’s International [a]	5,000	126,750
Wolverine World Wide	99,400	1,776,278	Retail Stores - 2.5%
			Abercrombie & Fitch Cl. A [a]	25,000	1,112,500
		20,349,150	AnnTaylor Stores [a]	12,900	461,820
			Big Lots [a]	237,200	3,244,896
			Charming Shoppes [a]	821,700	4,930,200
Collectibles - 0.2%			Claire’s Stores	132,200	2,559,392
Action Performance [a]	42,000	1,050,000	Family Dollar Stores	4,700	120,461
The Boyds Collection [a]	63,000	782,460	Hancock Fabrics	3,600	32,220
Department 56 [a]	17,000	130,050	Michaels Stores [a]	5,000	205,000
Russ Berrie and Company	9,500	279,300	Pep Boys - Manny, Moe & Jack (The) Pier 1 Imports	5,000 121,400	56,150 1,396,100
		2,241,810	Ross Stores	134,500	3,221,275
Food/Beverage/Tobacco - 0.7%			Stein Mart [a]	97,800	1,011,252
800 JR Cigar [a,d]	172,400	2,241,200	Urban Outfitters [a]	364,300	3,912,582
Green Mountain Coffee [a]	1,200	35,856
Hain Celestial Group [a]	37,800	831,600			22,263,848
Hershey Creamery	583	932,800	Other Consumer Services - 0.2%
J & J Snack Foods [a]	5,000	110,750	Cendant Corporation [a]	500	9,750
SUPERVALU	67,500	1,184,625	Cheap Tickets [a]	10,000	151,000
Tootsie Roll Industries	13,791	531,505	Sotheby’s Holdings Cl. A [a]	120,700	1,946,891

		5,868,336			2,107,641
Home Furnishing/Appliances - 0.7%
Bassett Furniture Industries	131,675	1,656,471	Total (Cost $29,920,652)		43,611,480
Ethan Allen Interiors	10,000	325,000	Financial Intermediaries – 11.3%
La-Z-Boy	68,200	1,261,700	Banking - 1.4%
Lifetime Hoan	386,727	2,741,894	BOK Financial [a]	63,354	1,704,223
		5,985,065	Banknorth Group Boston Private Financial Holdings	11,900 10,000	269,535 224,000
Publishing - 0.3%			Farmers & Merchants Bank of Long
Belo Corporation Cl. A	54,800	1,032,432	Beach	1,266	3,057,390
Marvel Enterprises [a]	476,400	1,453,020	First National Bank of Anchorage	2,100	2,360,400
Scholastic Corporation [a]	2,400	101,040	Fulton Financial	18,903	386,755
		2,586,492	Hawthorne Financial [a] Hudson City Bancorp	1,800 20,000	32,670 461,800
Sports and Recreation - 0.4%			Mechanics Bank	200	2,660,000
Lund International Holdings [a]	387,950	96,988	Oriental Financial Group	58,000	1,102,000
RockShox [a,c]	1,126,400	619,520	Provident Bankshares	1,400	34,916
Sturm, Ruger & Co.	283,400	2,777,320
		3,493,828			12,293,689
Other Consumer Products - 1.8%			Insurance - 9.8%
Burnham Corporation Cl. A	46,956	1,807,806	Argonaut Group	187,000	3,758,700
Burnham Corporation Cl. B	18,000	693,000	Baldwin & Lyons Cl. B	126,000	2,646,000
Lazare Kaplan International [a]	131,600	671,160	Capitol Transamerica	208,160	3,170,277
Matthews International Cl. A	110,500	4,858,409	Commerce Group	42,518	1,564,237
Starrett (L. S.) Company Cl. A	75,400	1,545,700	Erie Indemnity Company Cl. A	97,900	2,912,525
Velcro Industries	525,800	5,665,495	Everest Re Group	62,300	4,660,040
		15,241,570	Fidelity National Financial First American HCC Insurance Holdings	27,500 41,700 88,700	675,675 789,798 2,173,150
Total (Cost $35,314,287)		55,766,251	Highlands Insurance Group [a] Horace Mann Educators	242,800 91,000	1,177,580 1,961,050
Consumer Services – 5.1%			Independence Holding	63,980	959,060
Direct Marketing - 0.1%			Leucadia National	59,300	1,924,285
1-800 Contacts [a]	1,400	34,706	Liberty Financial Companies	5,000	162,250
Leisure/Entertainment - 2.2%			MBIA	24,900	1,386,432
Anchor Gaming [a]	2,000	129,240	Markel Corporation [a]	4,200	825,300
Aztar [a]	39,900	482,790
Coachmen Industries	434,400	5,755,800
Hasbro	8,000	115,600

18 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Financial Intermediaries (continued)			Health – 8.7%
Insurance (continued)			Commercial Services - 1.6%
Mercury General	43,500	$ 1,521,195	IDEXX Laboratories [a]	50,100	$ 1,565,625
MIIX Group	36,300	308,550	PAREXEL International[a]	277,700	5,415,150
Mutual Risk Management	197,400	1,756,860	Quintiles Transnational [a]	105,300	2,658,825
NYMAGIC	60,200	1,191,960	Schein (Henry) [a]	60,000	2,295,000
Nationwide Financial Services Cl. A	25,800	1,126,170	The TriZetto Group [a]	91,800	849,150
Old Republic International	164,200	4,761,800	Young Innovations [a]	51,700	1,158,080
PMA Capital Cl. A	219,700	3,965,585
PXRE Group	176,551	3,442,744			13,941,830
Proassurance[a]	529,870	9,140,258	Drugs and Biotech - 3.2%
RLI	66,362	2,980,981	Abgenix [a]	38,000	1,710,000
Radian Group	6,904	279,267	Affymetrix [a]	88,700	1,955,835
Trenwick Group	212,000	4,859,040	Biogen [a]	3,000	163,080
Wesco Financial	11,990	4,171,321	†Biopure Corporation Cl. A [a]	84,400	2,225,628
White Mountains Insurance Group	23,300	8,766,625	BioSource International [a]	15,000	94,500
Zenith National Insurance	211,700	5,715,900	BioReliance [a]	66,000	858,000
			Cerus Corporation [a]	21,700	1,574,769
		84,734,615	Chiron Corporation [a]	21,800	1,111,800
Securities Brokers - 0.1%			Elan ADR (Rights) [b]	25,000	5,750
E*TRADE Group [a]	50,000	322,500	Emisphere Technologies [a]	120,500	3,502,935
Raymond James Financial	7,500	229,500	Exelixis [a]	45,000	853,650
			Gene Logic [a]	99,700	2,173,460
		552,000	Genset ADR [a,b]	15,000	54,750
Total (Cost $60,250,901)		97,580,304	Genzyme Corporation - General Division [a]	38,000	2,318,000
Financial Services – 6.0%			Genzyme Corporation - Molecular
Information and Processing - 1.6%			Oncology [a]	4,322	58,563
BARRA [a]	82,200	3,218,130	Genzyme Corporation - Genzyme
Deluxe Corporation	44,400	1,283,160	Biosurgery Division [a]	9,466	78,284
eFunds Corporation [a]	192,675	3,583,755	IDEC Pharmaceuticals [a]	38,100	2,578,989
Fair, Isaac and Co.	45,000	2,781,900	Incyte Genomics [a]	14,000	343,280
Investors Financial Services	6,216	416,472	IVAX [a]	2,000	78,000
Moody’s Corporation	10,000	335,000	Lexicon Genetics [a]	246,200	3,077,500
SEI Investments	12,000	568,800	Ligand Pharmaceuticals Cl. B [a]	10,000	113,000
SunGard Data Systems [a]	49,200	1,476,492	Millennium Pharmaceuticals [a]	24,000	853,920
			Sangamo BioSciences [a]	4,400	64,416
		13,663,709	Shire Pharmaceuticals Group ADR [a,b]	20,853	1,157,341
Insurance Brokers - 2.4%			3-Dimensional Pharmaceuticals [a]	10,000	96,100
Aon	91,400	3,199,000	Vertex Pharmaceuticals [a]	10,000	495,000
Brown & Brown Clark/Bardes Holdings [a]	10,000 105,900	419,900 2,393,340			27,596,550
Crawford & Co. Cl. A	327,350	4,091,875	Health Services - 1.0%
Crawford & Co. Cl. B	75,300	1,355,400	AdvancePCS [a]	700	44,835
Gallagher (Arthur J.) & Company	167,300	4,349,800	Capital Senior Living [a]	500	765
Hilb, Rogal & Hamilton	112,675	4,929,531	First Health Group [a]	66,000	1,591,920
			Gentiva Health Services [a]	30,150	542,700
		20,738,846	Health Management Associates Cl. A [a]	27,400	576,496
Investment Management - 1.9%			Lincare Holdings [a]	54,600	1,638,546
Affiliated Managers Group [a]	67,800	4,169,700	Manor Care [a]	73,300	2,327,275
BKF Capital Group [a]	60,400	2,005,280	MedQuist [a]	73,893	2,193,144
BlackRock Cl. A [a]	55,000	1,885,950
Eaton Vance	130,200	4,530,960			8,915,681
Federated Investors Cl. B	15,000	483,000	Personal Care - 0.9%
Franklin Resources	5,000	228,850	Chattem [a]	122,400	1,297,440
John Nuveen Company Cl. A	51,400	2,911,810	Nu Skin Enterprises Cl. A	20,100	170,850
U.S. Global Investors Cl. A [a]	249,205	259,173	†Ocular Sciences [a]	147,500	3,746,500
			Regis	112,200	2,355,078
		16,474,723
Other Financial Services - 0.1%					7,569,868
Profit Recovery Group International [a]	73,800	845,748

Total (Cost $23,158,310)		51,723,026

			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 19

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Pumps, Valves and Bearings - 1.3%
Surgical Products and Devices - 2.0%			ConBraCo Industries [a]	7,630	$ 2,937,550
Applera Corporation - Applied			Denison International ADR [a,b]	88,400	1,478,932
Biosystems Group	2,000	$ 53,500	Kaydon Corporation	161,200	4,134,780
Applera Corporation - Celera Genomics Group [a]	16,800	666,288	NN Roper Industries	127,100 28,100	1,358,699 1,173,175
Arrow International	180,600	6,935,040
Biomet Cyberonics [a]	6,000 5,000	288,360 84,500			11,083,136
Diagnostic Products Corporation	4,000	132,800	Specialty Chemicals and Materials - 1.6%
Edwards Lifesciences [a]	19,300	508,748	Aceto	60,010	601,300
Haemonetics [a]	105,900	3,229,950	Arch Chemicals	38,200	833,906
Invacare	17,000	656,710	Balchem	2,100	37,590
Novoste [a]	26,500	675,750	Brady Corporation Cl. A	94,400	3,410,672
STERIS [a]	33,600	673,680	CFC International [a]	123,500	327,892
Varian Medical Systems [a]	43,900	3,138,850	Calgon Carbon	50,000	392,500
			Donaldson Company	26,000	809,900
		17,044,176	Hawkins	301,278	2,636,183
			MacDermid	209,131	3,764,358
Total (Cost $45,196,047)		75,068,105	Sherwin-Williams	17,400	386,280
			Valspar	10,000	355,000
Industrial Products – 11.7%
Building Systems and Components - 2.3%			Textiles - 0.4%		13,555,581
Decker Manufacturing	6,022	252,924	Fab Industries	67,700	957,955
Falcon Products	377,000	2,676,700	Unifi [a]	241,200	2,050,200
Fleetwood Enterprises	152,300	2,144,384	Wellman	15,000	268,500
International Aluminum Mueller (Paul)	56,700 53,200	1,190,700 1,669,150			3,276,655
Preformed Line Products Company	127,600	2,296,800	Other Industrial Products - 1.4%
Simpson Manufacturing[a]	112,200	6,788,100	BHA Group Holdings	125,409	1,711,833
Skyline	123,400	3,356,480	Baldor Electric	62,900	1,344,173
			Hillenbrand Industries	7,900	451,169
		20,375,238	IMPCO Technologies [a]	15,500	547,925
Construction Materials - 1.8%			Ionics [a]	5,000	157,500
Ameron International	13,000	867,750	Kimball International Cl. B	334,880	6,061,328
Ash Grove Cement Company Cl. B	50,518	6,062,160	Myers Industries	38,348	579,055
Florida Rock Industries	133,200	6,247,080	Quixote	1,200	34,284
Puerto Rican Cement Company	105,200	2,498,500	Steelcase Cl. A	32,500	388,375
			Trinity Industries	44,000	902,000
		15,675,490
Industrial Components - 0.8%					12,177,642
CLARCOR	4,550	122,168
Penn Engineering & Manufacturing	257,600	4,508,000	Total (Cost $67,519,782)		101,414,279
Penn Engineering & Manufacturing Cl. A	79,600	1,400,960	Industrial Services – 12.3%
PerkinElmer	2,000	55,060	Advertising/Publishing - 0.5%
Woodhead Industries	45,400	771,800	Grey Global Group	3,817	2,538,305
			Interpublic Group of Companies	54,720	1,606,032
		6,857,988
Machinery - 1.8%					4,144,337
Astec Industries [a]	5,000	86,250	Commercial Services - 4.2%
BEI Technologies	1,300	35,113	ABM Industries	84,500	3,147,625
Coherent [a]	31,800	1,150,206	Allied Waste Industries [a]	124,800	2,331,264
Federal Signal	93,600	2,196,792	CDI Corporation [a]	166,200	2,823,738
Graco	17,700	584,100	Carlisle Holdings [a]	191,100	982,254
Hurco Companies [a]	5,000	14,025	Catalina Marketing [a]	12,200	372,222
Lincoln Electric Holdings	237,880	6,065,940	Comdisco	117,800	156,674
Nordson Corporation	93,000	2,464,500	Cornell Companies [a]	111,800	1,559,610
Oshkosh Truck	5,000	221,250	Covance[a]	330,400	7,483,560
PAXAR [a]	175,100	2,521,440	Encompass Services [a]	55,500	496,725
Tecumseh Products Company Cl. A	3,300	163,350	Fisher Communications	16,096	1,173,237
			G & K Services Cl. A	12,900	347,010
		15,502,966	Kelly Services Cl. A	5,000	121,250
Paper and Packaging - 0.3%			Korn/Ferry International [a]	43,700	677,350
Liqui-Box	59,978	2,337,343	Manpower	55,800	1,668,420
Sonoco Products	23,000	572,240	MAXIMUS [a]	25,000	1,002,250

		2,909,583

20 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued)			Other Industrial Services - 0.5%
Commercial Services (continued)			Landauer	112,900	$ 3,387,000
Modis Professional Services [a] New Horizons Worldwide [a]	114,300 105,000	$ 788,670 1,460,550	Republic Services [a]	63,600	1,262,460
On Assignment [a] Open Plan Systems [a,c,d]	30,000 376,000	540,000 63,920			4,649,460
Pegasystems [a]	45,000	153,450	Total (Cost $81,699,136)		106,576,501
Prime Hospitality [a]	96,400	1,142,340
ProBusiness Services [a]	10,000	265,500	Natural Resources – 6.1%
RemedyTemp Cl. A [a]	65,000	926,250	Energy Services - 2.3%
Sevenson Environmental Services	292,292	3,836,332	Carbo Ceramics	105,600	3,912,480
Spherion Corporation [a]	109,000	975,550	Chiles Offshore [a]	27,800	493,450
Tyler Technologies [a]	124,500	298,800	Global Industries [a]	119,500	1,490,165
United Stationers [a]	35,600	1,123,536	Helmerich & Payne	83,900	2,585,798
Ventiv Health [a]	2,300	47,472	Input/Output [a]	324,800	4,124,960
Volt Information Sciences [a]	3,200	56,000	National-Oilwell [a]	1,000	26,800
			Peerless Mfg. [a,c]	79,300	2,823,080
		36,021,559	Tidewater	21,600	814,320
			Valley National Gases [a]	30,100	144,480
Engineering and Construction - 0.2%			Willbros Group [a]	244,800	3,182,400
Clayton Homes Jacobs Engineering Group [a]	10,000 10,000	157,200 652,300			19,597,933
MasTec [a]	5,000	66,000	Oil and Gas - 1.8%
McDermott International [a]	31,000	361,150	Alberta Energy Company	14,700	606,228
Todd Shipyards [a]	39,200	313,600	Tom Brown [a]	28,000	672,000
Washington Group International [d]	137,000	0	Denbury Resources [a]	458,900	4,313,660
			EOG Resources	15,000	533,250
		1,550,250	HS Resources [a]	700	45,360
Food/Tobacco Processors - 1.7%			Husky Energy	41,184	440,172
Corn Products International	15,000	480,000	PetroCorp [a]	124,400	1,165,628
DIMON	11,100	111,000	Pure Resources [a]	216,032	3,888,576
Farmer Bros.	26,000	6,058,000	3TEC Energy [a]	120,000	2,130,000
Midwest Grain Products [a]	321,200	3,597,440	Titan [a]	2,838	64,990
Seaboard	2,650	550,935	Toreador Resources [a]	97,100	539,876
Universal	89,000	3,529,740	Vintage Petroleum	48,300	903,210
		14,327,115			15,302,950

Industrial Distribution - 0.7%			Precious Metals and Mining - 0.8%
Central Steel & Wire	3,699	1,646,055	Anglogold ADR [b]	277,100	4,962,861
Grainger (W.W.)	5,000	205,800	Gold Fields ADR [b]	188,800	859,040
Kaman Corporation Cl. A	1,900	33,630	Homestake Mining [a]	50,000	387,500
Ritchie Bros. Auctioneers [a]	155,200	4,268,000	MK Gold [a]	517,900	507,542
TBC [a]	21,300	204,054
					6,716,943
		6,357,539	Real Estate - 1.2%
Printing - 1.9%			Alico	52,000	1,667,120
Bowne & Co.	383,100	4,405,650	Chateau Communities	20,000	628,000
Ennis Business Forms	424,500	3,353,550	Chelsea Property Group	78,000	3,658,200
New England Business Service	268,500	5,155,200	Consolidated-Tomoka Land	13,564	206,173
Standard Register (The)	208,710	3,861,135	Federal Realty Investment Trust	5,400	111,996
		16,775,535	Kimco Realty Manufactured Home Communities	15,000 10,000	710,250 281,000
Transportation and Logistics - 2.6%			New Plan Realty Trust	50,000	765,000
Airborne	100,000	1,159,000	PS Business Parks	30,000	840,000
AirNet Systems [a]	85,700	574,190	Public Storage	45,000	1,334,250
Arnold Industries	336,548	6,515,569	Sun Communities	10,000	353,500
C. H. Robinson Worldwide	40,000	1,115,600	Vornado Realty Trust	10,000	390,400
CNF	62,600	1,768,450
EGL [a]	173,525	3,029,747			10,945,889
Exel	13,080	139,904
Hub Group Cl. A [a]	77,000	1,001,000	Total (Cost $33,792,242)		52,563,715
Landstar System [a]	20,400	1,387,608
Patriot Transportation Holding [a,c]	166,300	2,577,650	Technology – 16.1%
Pittston Brink’s Group	156,213	3,481,988	Aerospace/Defense - 2.2%
			Curtiss-Wright	121,900	6,546,030
		22,750,706	Ducommun [a]	22,000	286,000

			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 21

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Covansys Corporation [a]	20,000	$ 226,000
Aerospace/Defense (continued)			DiamondCluster International Cl. A [a]	60,000	763,800
Herley Industries [a]	20,000	$ 354,000	Gartner Group Cl. A [a]	70,000	770,000
Special Metals [a]	420,600	1,228,152	IMRglobal Corporation [a]	192,000	2,098,560
Woodward Governor	123,600	10,425,660	QRS Corporation [a]	57,500	954,500
		18,839,842	Sapient Corporation [a] Syntel [a]	120,000 54,300	1,170,000 418,110
Components and Systems - 3.0%
American Power Conversion [a]	86,200	1,357,650			12,268,852
Analogic	27,800	1,266,290	Semiconductors and Equipment - 3.4%
Artesyn Technologies [a]	4,600	59,340	Adaptec [a]	127,500	1,267,350
Benchmark Electronics [a]	25,900	630,924	BE Semiconductor Industries [a]	40,000	266,000
Cognex Corporation [a]	73,400	2,484,590	Credence Systems [a]	20,600	499,344
Dionex [a]	101,000	3,358,250	Cymer [a]	14,500	366,705
Echelon Corporation [a]	5,000	153,800	DuPont Photomasks [a]	35,000	1,688,750
Excel Technology [a]	148,400	3,276,672	ESS Technology [a]	112,200	1,189,320
IFR Systems [a]	9,133	15,983	Electroglas [a]	210,200	3,720,540
Imation Corporation [a]	55,700	1,403,640	Exar [a]	72,300	1,428,648
Kronos [a]	23,900	978,705	Fairchild Semiconductor Cl. A [a]	97,500	2,242,500
Logitech International ADR [a,b]	2,000	64,400	Helix Technology	36,900	1,124,712
Newport	11,500	304,750	Intevac [a]	191,850	844,140
Perceptron [a]	242,100	326,835	Kulicke & Soffa Industries [a]	75,800	1,300,728
Printronix [a]	15,000	77,550	Lam Research [a]	24,000	711,600
Quantum Corporation - DLT & Storage			Lattice Semiconductor [a]	76,400	1,864,160
Systems Group [a]	27,900	281,511	†Mentor Graphics [a]	184,900	3,235,750
Radiant Systems [a]	57,500	926,900	Micrel [a]	15,200	501,600
Rainbow Technologies [a]	106,900	597,571	National Semiconductor [a]	23,200	675,584
Read-Rite [a]	5,000	26,650	Novellus Systems [a]	12,000	681,480
SAES Getters ADR [b]	5,000	38,250	PCD [a]	300,200	1,355,403
Scitex [a]	320,700	2,260,935	PRI Automation [a]	25,000	463,125
Symbol Technologies	7,500	166,500	QuickLogic Corporation [a]	2,300	13,846
Synopsys [a]	1,000	48,390	Varian [a]	48,000	1,550,400
Technitrol	60,200	1,565,200	Varian Semiconductor Equipment
Vicor [a]	5,000	81,500	Associates [a]	35,600	1,495,200
Zebra Technologies Cl. A [a]	76,700	3,767,504	Veeco Instruments [a] Vishay Intertechnology [a]	5,000 33,900	198,750 779,700
		25,520,290
Distribution - 1.5%					29,465,335
AMETEK	18,600	568,230	Software - 3.2%
Arrow Electronics [a]	71,100	1,727,019	ANSYS [a]	100,500	1,881,360
Avnet	280,755	6,294,527	Aspen Technology [a]	27,100	655,820
Pioneer-Standard Electronics	158,125	2,024,000	Autodesk	68,500	2,555,050
Richardson Electronics	180,300	2,524,200	Avant! [a]	54,000	718,200
		13,137,976	BSQUARE Corporation [a] Business Objects ADR [a,b]	200 25,500	2,102 601,800
Internet Software and Services - 0.5%			Concord Communications [a]	5,000	45,000
CNET Networks [a]	137,000	1,781,000	Documentum [a]	10,000	129,200
CyberSource Corporation [a]	10,000	16,200	J. D. Edwards & Company [a]	12,800	180,992
DoubleClick [a]	15,000	209,400	FileNet [a]	10,000	148,000
INT Media Group [a]	121,500	486,000	HNC Software [a]	10,000	250,000
InFocus Corporation [a]	79,000	1,610,810	iGate Capital [a]	77,200	277,920
Interliant [a]	20,000	11,000	Integral Systems [a]	105,300	2,540,889
National Information Consortium [a]	26,800	48,776	JDA Software Group [a]	259,600	4,311,956
NaviSite [a]	5,000	7,250	MRO Software [a]	56,000	884,800
PFSweb [a]	52,943	55,590	MSC.Software [a]	92,600	1,736,250
Verado Holdings (Warrants)	1,054	0	Macromedia [a] Manugistics Group [a]	13,000 19,200	234,000 481,920
		4,226,026	National Instruments [a]	61,100	1,982,695
IT Services - 1.4%			Peregrine Systems [a]	17,375	503,875
American Management Systems [a]	133,800	3,157,680	Phoenix Technologies [a]	20,900	305,140
answerthink [a]	109,400	1,092,906	Progress Software [a]	60,500	980,100
Braun Consulting [a]	10,000	80,500	Remedy [a]	10,600	368,880
Cambridge Technology Partners [a]	189,900	672,246	Roxio [a]	17,793	231,309
Cognizant Technology Solutions [a]	20,000	849,000
Computer Horizons [a]	5,000	15,550

22 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE VALUE TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

	SHARES	VALUE
Technology (continued)			CORPORATE BONDS – 0.6%
Software (continued)			Charming Shoppes 7.50% Conv.
SPSS [a]	127,500	$ 2,015,775	Sub. Note due 7/15/06	$ 3,694,000	$ 3,652,443
Tecnomatix Technologies [a]	10,000	90,000	Dixie Group 7.00% Conv. Sub.
Transaction Systems Architects Cl.Aa	237,300	3,678,150	Deb. due 5/15/12	633,000	215,220
Wind River Systems [a]	12,100	211,266	First World Communications 0% (Step) [e] Sr. Note due 4/15/08
		28,002,449	† Washington Group International 11.00% Sr. Note due 7/01/10	2,000,000	100,000
Telecommunication - 0.9%			Richardson Electronics 7.25%
Globecomm Systems [a]	130,300	874,313	Conv. Sub. Deb. Due 12/15/06	1,319,000	1,129,394
Level 3 Communications [a]	41,000	225,090	TOTAL CORPORATE BONDS
MCK Communications[a] McLeodUSA Cl. Aa	15,000 491,700	33,000 2,256,903	(Cost $8,386,606)		5,187,357
Plantronics [a]	79,700	1,845,055	U.S. TREASURY OBLIGATIONS – 5.3%
REMEC [a]	204,200	2,532,080	U.S. Treasury Notes
Technical Communications [a,c]	106,700	170,720	† 6.625%, due 3/31/02	20,000,000	20,406,200
Visual Networks [a]	1,000	8,750	† 4.25%, due 3/31/03	25,000,000	25,004,000
West Corporation [a]	5,000	110,050	TOTAL U.S. TREASURY OBLIGATIONS
Total (Cost $103,806,319)		8,055,961 139,516,731	(Cost $45,413,862)		45,410,200
Utilities – 0.1%			REPURCHASE AGREEMENT – 5.3%
El Paso Electric Company [a] Total (Cost $491,701) Miscellaneous – 4.8% Total (Cost $35,743,885) TOTAL COMMON STOCKS (Cost $516,893,262)	40,800	652,392 652,392 41,277,169 765,749,953	State Street Bank& Trust Company, 2.75% dated 6/29/01,due 7/2/01, maturity value $46,010,542 (collateralized by U.S. Treasury Bonds, 8.875% due 8/15/17, valued at $46,926,186) (Cost $46,000,000)		46,000,000
PREFERRED STOCKS – 0.4%
Pioneer-Standard Electronics 6.75% Conv. SVB Capital I 8.25% TOTAL PREFERRED STOCKS (Cost $4,315,000)	80,000 20,000	3,480,000 412,000 3,892,000	TOTAL INVESTMENTS – 100.2% (Cost $621,008,730) LIABILITIES LESS CASH AND OTHER ASSETS – (0.2)%		866,239,510 (1,731,001)
			NET ASSETS – 100.0%		$864,508,509

a	Non-income producing.
b	American Depository Receipt.
c	At June 30, 2001, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
d	Securities for which market quotations are no longer readily available represent 0.3% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
e	Coupon rate of 0% to 4/2003; thereafter 13%.
†	New Additions in 2001. Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2001 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $623,978,163. At June 30, 2001, net unrealized appreciation for all securities was $242,261,347, consisting of aggregate gross unrealized appreciation of $271,645,098 and aggregate gross unrealized depreciation of $29,383,751.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 23

ROYCE VALUE TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2001 (UNAUDITED)
ASSETS:
Investments at value (identified cost $575,008,730)	$820,239,510
Repurchase agreement (at cost and value)	46,000,000
Cash	507,486
Receivable for investments sold	201,000
Receivable for dividends and interest	1,333,192
Prepaid expenses	25,027
Total Assets	868,306,215
LIABILITIES:
Payable for investments purchased	2,549,831
Payable for investment advisory fee	795,696
Preferred dividends accrued but not yet declared	266,224
Accrued expenses	185,955
Total Liabilities	3,797,706
Net Assets	$864,508,509
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	$160,000,000
Net Assets applicable to Common Stock (net asset value per share – $18.24)	$704,508,509
SUMMARY OF STOCKHOLDERS’ EQUITY:
7.80% Cumulative Preferred Stock – par value $0.001 per share; 2,400,000 shares outstanding	$ 2,400
7.30% Tax-Advantaged Cumulative Preferred Stock – par value $0.001 per share; 4,000,000 shares outstanding	4,000
Common Stock – par value $0.001 per share; 38,620,020 shares outstanding (150,000,000 shares authorized)	38,620
Additional paid-in capital	599,729,309
Undistributed net investment income	6,510,668
Accumulated net realized gain on investments	47,288,655
Net unrealized appreciation on investments	245,230,842
Quarterly and accrued distributions	(34,295,985)
Net Assets	$864,508,509

STATEMENTS OF CHANGES IN NET ASSETS
	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000
INVESTMENT OPERATIONS:
Net investment income	$ 1,601,110	$ 6,912,303
Net realized gain on investments	33,340,028	58,270,139
Net change in unrealized appreciation on investments	65,089,744	34,769,579
Net increase in net assets from investment operations	100,030,882	99,952,021
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(1,075,514)
Net realized gain on investments	–	(10,904,486)
Quarterly distributions*	(5,990,000)	–
Total distributions to Preferred Stockholders	(5,990,000)	(11,980,000)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(4,781,175)
Net realized gain on investments	–	(48,640,033)
Quarterly distributions*	(28,039,762)	–
Total distributions to Common Stockholders	(28,039,762)	(53,421,208)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	15,245,027	35,783,120
NET INCREASE IN NET ASSETS	81,246,147	70,333,933
NET ASSETS:
Beginning of period	783,262,362	712,928,429
End of period (including undistributed net investment income of $6,510,668 and $4,909,558, respectively)	$864,508,509	$783,262,362
*To be allocated to net investment income and capital gains at year-end.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
24 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE VALUE TRUST, INC.
STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
INVESTMENT INCOME:
Income:
Dividends	$ 4,389,675
Interest	2,412,531
Total income	6,802,206
Expenses:
Investment advisory fees	4,709,561
Administrative and office facilities expenses	165,839
Stockholder reports	133,106
Custodian and transfer agent fees	125,763
Directors’ fees	37,327
Professional fees	34,064
Other expenses	72,190
Total expenses	5,277,850
Fees waived by investment adviser	(76,754)
Net expenses	5,201,096
Net investment income	1,601,110
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	33,340,028
Net change in unrealized appreciation on investments	65,089,744
Net realized and unrealized gain on investments	98,429,772
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$100,030,882

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 25

ROYCE VALUE TRUST, INC.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Six months ended June 30, 2001 (unaudited)	Years ended December 31,
		2000	1999	1998	1997	1996
NET ASSET VALUE, BEGINNING OF PERIOD	$16.56	$15.77	$15.72	$16.91	$14.32	$13.56
INVESTMENT OPERATIONS(a):
Net investment income	0.04	0.18	0.26	0.17	0.21	0.26
Net realized and unrealized gain on investments	2.57	2.58	1.65	0.67	3.85	1.92
Total investment operations	2.61	2.76	1.91	0.84	4.06	2.18
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.03)	(0.04)	(0.03)	(0.03)	(0.01)
Net realized gain on investments	–	(0.30)	(0.32)	(0.26)	(0.15)	(0.06)
Quarterly distributions*	(0.16)	–	–	–	–	–
Total distributions to Preferred Stockholders	(0.16)	(0.33)	(0.36)	(0.29)	(0.18)	(0.07)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.13)	(0.15)	(0.16)	(0.19)	(0.15)
Net realized gain on investments	–	(1.35)	(1.22)	(1.38)	(1.02)	(1.00)
Quarterly distributions*	(0.74)	–	–	–	–	–
Total distributions to Common Stockholders	(0.74)	(1.48)	(1.37)	(1.54)	(1.21)	(1.15)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.03)	(0.16)	(0.13)	(0.09)	(0.08)	(0.11)
Effect of Preferred Stock offerings	–	–	–	(0.11)	–	(0.09)
Total capital stock transactions	(0.03)	(0.16)	(0.13)	(0.20)	(0.08)	(0.20)
NET ASSET VALUE, END OF PERIOD(a)	$18.24	$16.56	$15.77	$15.72	$16.91	$14.32
MARKET VALUE, END OF PERIOD	$16.190	$14.438	$13.063	$13.750	$15.063	$12.625
TOTAL RETURN(b):
Net Asset Value (a)	15.5%***	16.6%	11.7%	3.3%	27.5%	15.5%
Market Value	17.6%***	22.7%	5.7%	1.5%	28.8%	16.3%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c,d)	1.61%**	1.43%	1.39%	1.31%	1.12%	1.28%
Management fee expense	1.44%**	1.25%	1.18%	1.10%	0.39%	0.39%
Interest expense	–	–	–	–	0.45%	0.64%
Other operating expenses	0.17%**	0.18%	0.21%	0.21%	0.28%	0.25%
Net investment income	0.50%**	1.18%	1.47%	1.11%	1.53%	1.27%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$864,509	$783,262	$712,928	$676,963	$554,231	$441,837
Portfolio Turnover Rate	20%***	36%	41%	43%	29%	34%
PREFERRED STOCK:
Total shares outstanding	6,400,000	6,400,000	6,400,000	6,400,000	2,400,000	2,400,000
Asset coverage per share	$135.08	$122.38	$111.40	$105.78	$165.51	$120.15
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value per share:
7.80% Cumulative (e)	$25.58	$23.44	$24.98	$25.91	$25.70	$25.20
7.30% Tax-Advantaged Cumulative (e)	$25.20	$22.35	$24.24	$25.43	–	–
NOTES:
Total amount outstanding (in thousands)	–	–	–	–	$27,801	$40,000
Asset coverage per note	–	–	–	–	$2,090.89	$1,201.51
Average market value per note (e)	–	–	–	–	$107.69	$100.68
(a)	Through December 31, 1997, Net Asset Value per share, Net Asset Value Total Returns and Income from Investment Operations were calculated assuming that the then outstanding convertible notes had been fully converted, except when the effect of doing so resulted in a higher Net Asset Value per share than would have been calculated without such assumption. If it were not assumed that the Notes had been converted, the Net Asset Value per share would have been increased by $0.31 and $0.17 at December 31, 1997 and 1996, respectively.
(b)	The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(c)	Expense ratios based on total average net assets were 1.30%, 1.12%, 1.06%, 1.06%, 0.99% and 1.20% for the periods ended June 30, 2001 and December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(d)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.64%, 1.51%, 1.48%, 1.34%, 1.14% and 1.31% for the periods ended June 30, 2001 and December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(e)	The average of month-end market values during the period.
*	To be allocated to net investment income and capital gains at year-end.
**	Annualized.
***	Not Annualized.
26 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (unaudited)

Summary of Significant Accounting Policies:
   Royce Value Trust, Inc. (“the Fund”) was incorporated under the laws of the State of Maryland on July 1, 1986 as a diversified closed-end investment company. The Fund commenced operations on November 26, 1986.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
   Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
   The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
   As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
   The Fund currently has a policy of paying quarterly distributions on the Fund’s Common Stock. Distributions are currently being made at the annual rate of 9% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 2.25% of the rolling average or the distribution required by IRS regulations. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following yea r.

Repurchase Agreements:
   The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Capital Stock:
   The Fund currently has two issues of Preferred Stock outstanding: 7.80% Cumulative Preferred Stock and 7.30% Tax-Advantaged Cumulative Preferred Stock. Both issues of Preferred Stock have a liquidation preference of $25.00 per share.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 27

ROYCE VALUE TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

   Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing Preferred Stock.
   The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
   The Fund issued 985,500 and 2,562,739 shares of Common Stock as reinvestment of distributions by Common Stockholders for the periods ended June 30, 2001 and December 31, 2000, respectively.

Investment Advisory Agreement:
   As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the S&P 600 SmallCap Index (“S&P 600”).
   The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the applicable performance period. The performance period for each month was from July 1, 1996 to the most recent month-end, until the Investment Advisory Agreement had been in effect for 60 full calendar months (June 30, 2001), when it became a rolling 60-month period ending with the most recent calendar month.
   The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the S&P 600 for the performance period by more than two percentage points. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the S&P 600 by 12 or more percentage points for the performance period, and the minimum monthly fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the S&P 600 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
   Notwithstanding the foregoing, Royce is not entitled to receive any fee for any month when the investment performance of the Fund for the rolling 36-month period ending with such month is negative. In the event that the Fund’s investment performance for such a performance period is less than zero, Royce will not be required to refund to the Fund any fee earned in respect of any prior performance period.
   Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to an issue of the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the applicable Preferred Stock dividend rate.
   For the period ended June 30, 2001, the Fund accrued and paid Royce advisory fees totaling $4,632,807, which is net of $76,754 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:
   For the period ended June 30, 2001, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $152,870,368 and $164,094,133, respectively.

Transactions in Shares of Affiliated Companies:
   An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the period ended June 30, 2001:

	Purchases		Sales
Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income
Open Plan Systems	—	—	—	—	—	—
Patriot Transportation Holding	—	—	—	—	—	—
Peerless Mfg.	—	—	—	—	—	—
RockShox	86,000	$43,570	—	—	—	—
Technical Communications	—	—	—	—	—	—

28 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS – 89.9%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 9.1%			Finish Line (The) Cl. A [a]	110,300	$ 1,377,647
Apparel and Shoes - 2.5%			Fresh Brands	7,500	104,250
Delta Apparel [a]	112,000	$ 1,920,800	Stein Mart [a]	76,400	789,976
Garan	23,700	809,355	Suzy Shier	189,900	932,232
Kleinert’s [a,d] Oshkosh B’Gosh Cl. A Weyco Group	14,200 49,400 68,400	113,600 1,642,550 1,617,660 6,103,965	Urban Outfitters [a]	166,000	1,782,840 8,951,470
			Other Consumer Services - 0.5%
Collectibles - 0.8%			Cheap Tickets [a]	72,900	1,100,790
The Boyds Collection [a] Enesco Group [a]	149,000 32,700	1,850,580 197,835 2,048,415	Total (Cost $9,739,141)		16,271,342
			Financial Intermediaries – 8.8%
Food/Beverage/Tobacco - 1.6%			Banking - 0.7%
800 JR Cigar [a,d] Smithfield Companies (The) [c]	193,000 148,400	2,509,000 1,228,010 3,737,010	First Midwest Financial HomeFed [a] Queen City Investments [a] Sterling Bancorp	1,000 1,108,521 948 11,000	12,350 1,053,095 364,980 336,600 1,767,025
Home Furnishing/Appliances - 0.9%
Bassett Furniture Industries Lifetime Hoan Mity Enterprises [a]	92,600 120,054 21,300	1,164,908 851,183 172,530 2,188,621	Closed End Funds - 0.2%
			Central Fund of Canada Cl. A	140,000	460,600
			Insurance - 7.9%
Publishing - 0.5%			Arch Capital Group [a]	25,700	404,775
Marvel Enterprises [a]	87,700	267,485	CNA Surety Capitol Transamerica GAINSCO Highlands Insurance Group [a] IPC Holdings [a] Independence Holding NYMAGIC Navigators Group [a] PICO Holdings [a] PMA Capital Cl. A PXRE Group Philadelphia Consolidated Holding [a] Proassurance [a] Trenwick Group Wellington Underwriting	15,000 84,165 25,000 98,700 80,600 36,630 112,700 114,400 20,000 57,109 73,164 52,500 139,500 66,550 444,712	210,000 1,281,833 30,000 478,695 1,906,996 549,084 2,231,460 2,162,160 292,400 1,030,817 1,426,698 1,825,950 2,406,375 1,525,326 983,272 18,745,841
Topps Company (The) [a]	71,000	829,990

		1,097,475

Sports and Recreation - 0.4%
Cannondale Corporation [a]	10,000	39,400
Meade Instruments [a]	123,600	831,828

		871,228

Other Consumer Products - 2.4%
Hunt Corporation	50,000	325,000
Koala Corporation [a]	80,000	320,000
Lazare Kaplan International [a]	192,700	982,770
Matthews International Cl. A	73,000	3,209,628
Velcro Industries	81,500	878,162 5,715,560	Total (Cost $14,358,972)		20,973,466
Total (Cost $14,093,877)		21,762,274	Financial Services – 2.5% Information and Processing - 0.1%
Consumer Services – 6.8% Leisure/Entertainment - 2.5%			BARRA [a]	8,925	349,414
Allen Organ Cl. B CryptoLogic [a] Liberty Livewire Cl. A [a] Monaco Coach [a] Thor Industries 3DO [a] Winnebago Industries	1,600 33,400 127,900 50,600 59,300 6,000 14,200	54,800 761,186 1,119,125 1,679,920 1,955,121 43,680 436,650 6,050,482	Insurance Brokers - 1.1% Clark/Bardes Holdings [a] CorVel [a] Hilb, Rogal & Hamilton	55,600 12,500 20,300	1,256,560 465,625 888,125 2,610,310
			Investment Management - 0.4%
Restaurants/Lodgings - 0.1% Chart House Enterprises [a]	20,000	39,200	BKF Capital Group [a]	27,700	919,640
Diedrich Coffee [a]	32,350	129,400 168,600	Other Financial Services - 0.9% Profit Recovery Group International [a] Total (Cost $2,700,720)	180,000	2,062,800 5,942,164
Retail Stores - 3.7%
Brookstone [a] Buckle (The) [a] Cato Cl. A Dress Barn (The) [a]	23,000 61,500 100,000 21,700	356,500 1,162,350 1,952,000 493,675	Health – 9.1% Commercial Services - 2.0% ICON ADR [a,b] PAREXEL International [a]	800 134,400	24,136 2,620,800

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 29

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Health (continued)			Industrial Components—0.8%
Commercial Services (continued)			Chase Industries [a]	27,900	$ 260,586
The TriZetto Group [a]	74,800	$ 691,900	Penn Engineering & Manufacturing	56,600	990,500
Young Innovations [a]	65,900	1,476,160	Penn Engineering & Manufacturing Cl. A Scientific Technologies	30,800 10,700	542,080 66,072
		4,812,996	Woodhead Industries	10,000	170,000
Drugs and Biotech—4.1%
Antigenics [a]	60,800	1,200,800			2,029,238
Biopure Corporation Cl. A [a]	10,000	263,700	Machinery—0.9%
BioSource International [a]	64,000	403,200	Astec Industries [a]	31,700	546,825
BioReliance [a]	115,800	1,505,400	Atchison Casting [a]	58,600	169,940
Cephalon [a]	7,000	493,500	GenRad [a]	38,500	231,000
Emisphere Technologies [a]	42,400	1,232,568	Lindsay Manufacturing	10,000	190,000
GenVec [a] Geron [a]	10,000 6,000	29,100 84,000	Micro General [a]	59,840	981,376
Lexicon Genetics [a]	77,100	963,750			2,119,141
Martek Biosciences [a]	33,800	963,300	Paper and Packaging—0.7%
Myriad Genetics [a]	5,000	316,599	Liqui-Box	13,100	510,507
Organogenesis [a] Sangamo BioSciences [a]	82,200 10,000	608,280 146,400	Peak International [a]	197,000	1,260,800
ViroPharma [a]	21,000	714,000			1,771,307
Visible Genetics [a]	29,500	733,075	Pumps, Valves and Bearings—1.7%
Zila [a]	95,000	253,650	Denison International ADR [a,b]	113,500	1,898,855
			NN	80,500	860,545
		9,911,322	Sun Hydraulics	152,550	1,197,517
					3,956,917
Health Services—0.9%			Specialty Chemicals and Materials—1.2%
aaiPharma [a]	57,000	894,330	Aceto	58,421	585,378
AdvancePCS [a]	4,300	275,415	Balchem	10,000	179,000
DIANON Systems [a]	15,500	705,250	CFC International [a]	144,700	384,179
Sierra Health Services [a]	40,000	280,400	Eastern Hawkins	5,000 122,667	76,500 1,073,336
		2,155,395	OSCA [a]	1,100	22,792
Personal Care—1.1%			Synalloy Corporation	95,700	660,330
Ocular Sciences [a]	103,800	2,636,520
Surgical Products and Devices—1.0%					2,981,515
Allied Healthcare Products [a]	247,400	804,050	Textiles—0.5%
Cohesion Technologies [a]	5,000	26,500	Fab Industries	76,400	1,081,060
CONMED [a]	5,600	145,880	Other Industrial Products—1.7%
NMT Medical [a]	91,100	201,331	BHA Group Holdings	126,915	1,732,390
Orthofix International [a]	29,500	791,485	CompX International Cl. A	52,700	629,765
Osteotech [a]	49,000	222,950	Cubic Corporation	7,500	236,925
PLC Systems [a]	105,200	75,744	Maxwell Technologies [a]	20,000	446,000
RITA Medical Systems [a]	15,000	72,150	Myers Industries Quixote	57,704 2,100	871,330 59,997
		2,340,090
Total (Cost $13,655,919)		21,856,323			3,976,407
			Total (Cost $22,247,747)		29,852,673
Industrial Products—12.5%
Building Systems and Components—2.2%			Industrial Services—11.5%
Falcon Products	122,700	871,170	Commercial Services—4.5%
Juno Lighting [a]	74,600	766,888	Butler International [a]	21,000	65,520
LSI Industries	25,900	605,801	CDI Corporation [a]	45,900	779,841
Mueller (Paul)	16,650	522,394	Carlisle Holdings [a]	128,400	659,976
Simpson Manufacturing [a]	27,600	1,669,800	Cordiant Communications Group ADR [b]	7,000	89,950
Skyline	32,100	873,120	Edgewater Technology [a] Exponent [a]	18,339 63,200	64,186 681,296
		5,309,173	Kforce [a]	35,000	227,500
Construction Materials—2.8%			Marketing Specialists [a]	155,000	3,488
Ash Grove Cement Company	20,000	2,400,000	New Horizons Worldwide [a]	116,500	1,620,515
Florida Rock Industries	40,000	1,876,000	On Assignment [a]	30,000	540,000
Monarch Cement	50,410	957,790	Open Plan Systems [a,d]	57,400	9,758
Puerto Rican Cement Company	58,700	1,394,125
		6,627,915

30 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Industrial Services (continued) Commercial Services (continued)			Pure Resources [a]	68,724	$ 1,237,032
			3TEC Energy [a]	80,000	1,420,000
RemedyTemp Cl. A [a]	67,700	$ 964,725			9,826,703
SCB Computer Technology [a]	50,000	25,000	Precious Metals and Mining—0.3%
Sevenson Environmental Services	137,632	1,806,420	MK Gold [a]	603,700	591,626
Tyler Technologies [a]	328,200	787,680	Real Estate—0.7%
Wackenhut Corrections [a]	184,800	2,420,880	American First Mortgage Investments	17,800	132,076
Westaff [a]	10,000	33,000	Liberte Investors [a]	357,500	1,512,225

		10,779,735			1,644,301

Food/Tobacco Processors—1.7%			Total (Cost $9,684,392)		18,816,565
Farmer Bros.	4,000	932,000
Midwest Grain Products [a]	121,122	1,356,566	Technology—16.9%
Seneca Foods Cl. A [a]	78,500	1,079,375	Aerospace/Defense—3.6%
Seneca Foods Cl. B [a]	47,200	621,624	Curtiss-Wright	33,900	1,820,430
		3,989,565	Ducommun [a] HEICO Corporation	165,200 75,000	2,147,600 1,440,000
Industrial Distribution—0.1%			HEICO Corporation Cl. A	7,500	134,625
Lawson Products	12,200	357,460	Herley Industries [a]	60,000	1,062,000
Printing—1.6%			Special Metals [a]	228,800	668,096
Bowne & Co.	110,000	1,265,000	Woodward Governor	15,300	1,290,555
Ennis Business Forms	36,200	285,980
Moore Corporation	85,000	460,700			8,563,306
New England Business Service	79,500	1,526,400	Components and Systems—3.2%
Schawk Cl. A	26,300	268,260	CSP [a]	117,581	444,456
		3,806,340	Excel Technology [a] Kronos [a]	45,400 42,500	1,002,432 1,740,375
Transportation and Logistics—3.2%			MOCON	65,000	477,750
AirNet Systems [a]	210,200	1,408,340	Perceptron [a]	155,300	209,655
Aramex International [a]	80,100	890,712	Performance Technologies [a]	24,750	371,250
EGL [a]	42,100	735,066	Printronix [a]	40,000	206,800
Forward Air [a]	36,800	1,102,160	Rainbow Technologies [a]	155,700	870,363
Frozen Food Express Industries [a]	107,500	290,250	SBS Technologies [a]	41,400	783,288
Hub Group Cl. A [a]	6,500	84,500	SIPEX Corporation [a]	24,100	280,283
Knight Transportation [a]	86,550	1,778,603	T/R Systems [a]	182,800	711,092
Patriot Transportation Holding [a]	27,700	429,350	TransAct Technologies [a]	68,200	613,800
Pittston Brink’s Group	39,365	877,446
		7,596,427			7,711,544
Other Industrial Services—0.4%			Distribution—1.5%
Landauer	32,300	969,000	Elamex [a]	70,200	284,310
			Pioneer-Standard Electronics	97,000	1,241,600
Total (Cost $22,270,975)		27,498,527	Richardson Electronics	146,600	2,052,400
Natural Resources—7.9%					3,578,310
Energy Services—2.8%			Internet Software and Services—0.4%
Carbo Ceramics	33,600	1,244,880	INT Media Group [a]	185,200	740,800
Dril-Quip [a]	21,100	454,283	Lionbridge Technologies [a]	37,500	56,250
GulfMark Offshore [a]	34,600	1,088,862	Online Resources & Communications [a]	35,000	84,000
Input/Output [a] Lufkin Industries	131,500 25,000	1,670,050 690,000			881,050
MarkWest Hydrocarbon [a]	15,200	110,200	IT Services—1.7%
Peerless Mfg. [a]	21,600	768,960	Analysts International	160,000	713,600
Willbros Group [a]	55,900	726,700	answerthink [a]	100,000	999,000
			CACI International Cl. A [a]	5,000	235,000
		6,753,935	Covansys Corporation [a]	37,100	419,230
Oil and Gas—4.1%			IMRglobal Corporation [a]	58,800	642,684
Bonavista Petroleum [a]	81,000	1,531,827	Metro Information Services [a]	40,000	160,000
Denbury Resources [a]	161,700	1,519,980	Renaissance Worldwide [a]	50,000	66,500
EnergySouth	30,200	658,360	Syntel [a]	106,300	818,510
Evergreen Resources [a]	20,000	760,000	Technology Solutions [a]	50,000	89,000
NATCO Group Cl. A [a]	90,400	795,520
PetroCorp [a]	203,200	1,903,984			4,143,524

			THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 31

ROYCE MICRO-CAP TRUST, INC.

SCHEDULE OF INVESTMENTS		JUNE 30, 2001 (UNAUDITED)

	SHARES	VALUE		SHARES	VALUE
Technology (continued)			Miscellaneous—4.8%
Semiconductors and Equipment—2.3% Aetrium [a]	10,000	$23,000	Total (Cost $10,863,584)		$ 11,482,616
ESS Technology [a]	138,600	1,469,160	TOTAL COMMON STOCKS
Electroglas [a] Exar [a]	71,500 17,000	1,265,550 335,920	(Cost $152,824,456)		214,756,154
Helix Technology	9,500	289,560	PREFERRED STOCKS—0.4%
Intevac [a]	111,450	490,380	Chart House Enterprises	6,396	14,391
PCD [a] Photronics [a]	140,600 29,750	634,809 763,385	Seneca Foods Conv.[a]	75,409	1,036,874
Robotic Vision Systems[a]	20,000	33,000	TOTAL PREFERRED STOCKS
Xicor [a]	25,000	276,750	(Cost $957,998)		1,051,265
Software—3.4%		5,581,514		PRINCIPAL AMOUNT
Aladdin Knowledge Systems [a]	27,300	109,200
ANSYS [a]	100,100	1,873,872	U.S. TREASURY OBLIGATIONS—4.3%
Applix [a]	20,000	39,000	U.S Treasury Notes
Computer Access Technology [a]	48,000	288,000	6.25%, due 8/31/02	$5,000,000	5,125,800
iGate Capital [a] Integral Systems [a]	100,200 58,300	360,720 1,406,779	6.00%, due 9/30/02	5,000,000	5,118,750
JDA Software Group [a]	86,400	1,435,104	TOTAL U.S. TREASURY OBLIGATIONS
MSC.Software [a] Mercator Software [a]	17,700 15,000	331,875 37,350	(Cost $10,000,533)		10,244,550
SPSS [a]	45,700	722,517	REPURCHASE AGREEMENT—6.3%
†Transaction Systems Architects Cl. A [a] VerticalBuyer [a] Telecommunication—0.8%	90,100 12,716	1,396,550 636 8,001,603	State Street Bank & Trust Company, 2.75% dated 6/29/01, due 7/2/01, maturity value $15,003,438 (collateralized by U.S. Treasury Bonds, 6.625% due 2/15/27, valued at $15,302,117)
Captaris [a] Globecomm Systems [a]	30,000 95,900	62,400 643,489	(Cost $15,000,000)		15,000,000
REMEC [a]	19,000	235,600	TOTAL INVESTMENTS—100.9%
Somera Communications [a]	125,400	897,864	(Cost $178,782,987)		241,051,969
		1,839,353	LIABILITIES LESS CASH AND OTHER ASSETS—(0.9)%		(2,151,165)
Total (Cost $33,209,129)		40,300,204	NET ASSETS—100.0%		$238,900,804

[a]	Non-income producing.
[b]	American Depository Receipt.
[c]	At June 30, 2001, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.
[d]	Securities for which market quotations are no longer readily available represent 1.10% of net assets. These securities have been valued at their fair value under procedures established by the Fund’s Board of Directors.
†	New Additions in 2001.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2001 market value.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $179,228,819. At June 30, 2001, net unrealized appreciation for all securities was $61,823,150, consisting of aggregate gross unrealized appreciation of $73,463,477 and aggregate gross unrealized depreciation of $11,640,327.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

32 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE MICRO-CAP TRUST, INC.
STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2001 (UNAUDITED)
ASSETS:
Investments at value (identified cost $163,782,987)	$226,051,969
Repurchase agreement (at cost and value)	15,000,000
Cash	211,771
Receivable for investments sold	31,939
Receivable for dividends and interest	359,162
Prepaid expenses	11,720
Total Assets	241,666,561
LIABILITIES:
Payable for investments purchased	2,380,024
Payable for investment advisory fee	239,902
Preferred dividends accrued but not yet declared	68,888
Accrued expenses	76,943
Total Liabilities	2,765,757
Net Assets	$238,900,804
Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	$ 40,000,000
Net Assets applicable to Common Stock (net asset value per share—$12.31)	$198,900,804
SUMMARY OF STOCKHOLDERS’ EQUITY:
7.75% Cumulative Preferred Stock – par value $0.001 per share; 1,600,000 shares outstanding	$ 1,600
Common Stock – par value $0.001 per share; 16,161,365 shares outstanding (150,000,000 shares authorized)	16,161
Additional paid-in capital	162,136,560
Undistributed net investment income (loss)	(284,326)
Accumulated net realized gain on investments	16,380,716
Net unrealized appreciation on investments	62,268,982
Quarterly and accrued distributions	(1,618,889)
Net Assets	$ 238,900,804

STATEMENTS OF CHANGES IN NET ASSETS
	Six months ended June 30, 2001 (UNAUDITED)	Year ended December 31, 2000
INVESTMENT OPERATIONS:
Net investment income (loss)	$ (284,326)	$ 1,226,568
Net realized gain on investments	11,553,744	21,073,379
Net change in unrealized appreciation on investments	25,361,557	(3,359,234)
Net increase in net assets from investment operations	36,630,975	18,940,713
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(160,545)
Net realized gain on investments	–	(2,939,455)
Quarterly distributions*	(1,550,000)	–
Total distributions to Preferred Stockholders	(1,550,000)	(3,100,000)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(1,224,282)
Net realized gain on investments	–	(22,436,013)
Total distributions to Common Stockholders	–	(23,660,295)
CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	–	20,370,540
NET INCREASE IN NET ASSETS	35,080,975	12,550,958
NET ASSETS:
Beginning of period	203,819,829	191,268,871
End of period (including undistributed net investment income (loss) of $(284,326) and $0, respectively)	$238,900,804	$203,819,829
* To be allocated to net investment income and capital gains at year-end.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 33

ROYCE MICRO-CAP TRUST, INC.
STATEMENT OF OPERATIONS	SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
INVESTMENT INCOME:
Income:
Dividends	$ 831,366
Interest	502,813
Total income	1,334,179
Expenses:
Investment advisory fees	1,415,655
Custodian and transfer agent fees	53,368
Administrative and office facilities expenses	44,435
Stockholder reports	42,386
Professional fees	18,454
Directors' fees	16,518
Other expenses	27,689
Total expenses	1,618,505
Net investment income (loss)	(284,326)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	11,553,744
Net change in unrealized appreciation on investments	25,361,557
Net realized and unrealized gain on investments	36,915,301
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$36,630,975

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

34 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE MICRO-CAP TRUST, INC.
FINANCIAL HIGHLIGHTS
This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	Six months ended June 30, 2001 (unaudited)	Years ended December 31,
		2000	1999	1998	1997	1996
NET ASSET VALUE, BEGINNING OF PERIOD	$10.14	$11.00	$10.06	$10.84	$9.38	$8.89
INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)	0.09	0.12	0.13	0.17	0.09
Net realized and unrealized gain (loss) on investments and foreign currency	2.29	1.23	1.35	(0.36)	2.61	1.32
Total investment operations	2.27	1.32	1.47	(0.23)	2.78	1.41
DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.01)	(0.05)	(0.06)	(0.02)	–
Net realized gain on investments and foreign currency	–	(0.22)	(0.18)	(0.18)	(0.12)	–
Quarterly distributions*	(0.10)	–	–	–	–	–
Total distributions to Preferred Stockholders	(0.10)	(0.23)	(0.23)	(0.24)	(0.14)	–
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.09)	(0.06)	(0.07)	(0.16)	(0.10)
Net realized gain on investments and foreign currency	–	(1.63)	(0.21)	(0.22)	(0.84)	(0.70)
Total distributions to Common Stockholders	–	(1.72)	(0.27)	(0.29)	(1.00)	(0.80)
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.23)	(0.03)	(0.02)	(0.06)	(0.12)
Effect of Preferred Stock offering	–	–	–	–	(0.12)	–
Total capital stock transactions	–	(0.23)	(0.03)	(0.02)	(0.18)	(0.12)
NET ASSET VALUE, END OF PERIOD	$12.31	$10.14	$11.00	$10.06	$10.84	$9.38
MARKET VALUE, END OF PERIOD	$10.410	$8.625	$9.00	$8.875	$10.125	$8.25
TOTAL RETURN(a):
Net Asset Value	21.4%***	10.9%	12.7%	(4.1)%	27.1%	16.6%
Market Value	20.7%***	15.3%	4.5%	(9.4)%	35.0%	13.9%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (b,c)	1.84%**	1.32%	1.27%	1.18%	0.83%	0.85%
Management fee expense	1.61%**	1.08%	0.91%	0.80%	0.40%	0.47%
Other operating expenses	0.23%**	0.24%	0.36%	0.38%	0.43%	0.38%
Net investment income	(0.32)%**	0.74%	1.20%	1.21%	1.77%	0.88%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$238,901	$203,820	$191,269	$175,495	$182,362	$113,953
Portfolio Turnover Rate	13%***	49%	49%	44%	34%	51%
PREFERRED STOCK:
Total shares outstanding	1,600,000	1,600,000	1,600,000	1,600,000	1,600,000	–
Asset coverage per share	$149.31	$127.39	$119.54	$109.68	$113.98	–
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	–
Average market value per share (d)	$25.22	$23.08	$24.67	$25.40	$25.56	–
(a)	The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b)	Expense ratios based on total average net assets were 1.50%, 1.06%, 0.98%, 0.92%, 0.72% and 0.85% for the periods ended June 30, 2001 and December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(c)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.44% and 1.24% for the periods ended December 31, 1999 and 1998, respectively.
(d)	The average of month-end market values during the period.
*	To be allocated to net investment income and capital gains at year-end.
**	Annualized.
***	Not annualized.
THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 35

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (unaudited)

Summary of Significant Accounting Policies:
   Royce Micro-Cap Trust, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on September 9, 1993 as a diversified closed-end investment company. The Fund commenced operations on December 14, 1993.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
   Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
   The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
   As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information”.

Distributions:
   Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
   The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

Capital Stock:
   The Fund currently has 1,600,000 shares of 7.75% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
   Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.

36 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE MICRO-CAP TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

   The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
   The Fund issued 2,405,377 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2000.

Investment Advisory Agreement:
   As compensation for its services under the Investment Advisory Agreement, Royce & Associates, Inc. (“Royce”) receives a fee comprised of a Basic Fee (“Basic Fee”) and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 2000.
   The Basic Fee is a monthly fee equal to 1/12 of 1% (1% on an annualized basis) of the average of the month-end net assets of the Fund for the rolling 36-month period ending with such month. The Basic Fee for each month is increased or decreased at the rate of 1/12 of .05% for each percentage point that the investment performance of the Fund exceeds, or is exceeded by, the percentage change in the investment record of the Russell 2000 for the performance period by more than two percentage points. The performance period for each such month is a rolling 36-month period ending with such month. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12 of .5%. Accordingly, for each month, the maximum monthly fee rate as adjusted for performance is 1/12 of 1.5% and is payable if the investment performance of the Fund exceeds the percentage change in the investment record of the Russell 2000 by 12 or more percentage points for the performance period, and the minimum monthl y fee rate as adjusted for performance is 1/12 of .5% and is payable if the percentage change in the investment record of the Russell 2000 exceeds the investment performance of the Fund by 12 or more percentage points for the performance period.
   Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
   For the period ended June 30, 2001, the Fund accrued and paid Royce advisory fees totaling $1,415,655.

Purchases and Sales of Investment Securities:
   For the period ended June 30, 2001, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $27,141,734 and $39,891,128, respectively.

Transactions in Shares of Affiliated Companies:
   An “Affiliated Company”, as defined in the Investment Company Act of 1940, is a company in which a Fund owns 5% or more of the company’s outstanding voting securities. The Fund effected the following transactions in shares of such companies during the period ended June 30, 2001:

	Purchases		Sales
Affiliated Company	Shares	Cost	Shares	Cost	Realized Gain (Loss)	Dividend Income
Smithfield Companies (The)	—	—	—	—	—	$11,872

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 37

ROYCE FOCUS TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

COMMON STOCKS – 83.4%
	SHARES	VALUE		SHARES	VALUE
Consumer Products – 1.3%			Industrial Services – 9.8%
Home Furnishing/Appliances – 1.3%			Commercial Services – 8.1%
†Industrie Natuzzi ADR [b]	80,000	$ 1,108,800	ABM Industries Carlisle Holdings [a]	69,800 132,700	$ 2,600,050 682,078
Total (Cost $1,024,417)		1,108,800	†Covance [a] †On Assignment [a]	55,400 35,000	1,254,810 630,000
Consumer Services – 13.0% Leisure/Entertainment – 5.7%			Spherion Corporation [a]	218,500	1,955,575 7,122,513
Monaco Coach [a] Thor Industries	95,500 54,500	3,170,600 1,796,865	Transportation and Logistics – 1.7% †EGL [a]	85,000	1,484,100
Retail Stores – 7.3%		4,967,465	Total (Cost $8,396,041)		8,606,613
Big Lots [a]	182,400	2,495,232	Natural Resources – 8.6%
Charming Shoppes [a]	532,000	3,192,000	Energy Services – 2.8%
Claire’s Stores	38,000	735,680	Input/Output [a]	190,500	2,419,350
		6,422,912
Total (Cost $7,639,461)		11,390,377	Oil and Gas – 3.5% Tom Brown [a]	38,800	931,200
Financial Intermediaries – 10.0%			3TEC Energy [a]	120,000	2,130,000
Insurance – 8.5% †Erie Indemnity Company Cl. [a]	23,500	699,125			3,061,200
Proassurance [a]	124,255	2,143,399	Precious Metals and Mining – 2.1%
White Mountains Insurance Group Zenith National Insurance Securities Brokers – 1.5%	7,100 73,600	2,671,375 1,987,200 7,501,099	Anglogold ADR [b] Real Estate – 0.2% †Trammell Crow Company [a] Total (Cost $4,636,020)	104,900	1,878,759
				18,300	202,215 7,561,524
†E*TRADE Group [a]	200,000	1,290,000	Technology – 20.3% Aerospace/Defense – 1.8%
Total (Cost $6,305,051)		8,791,099	Curtiss-Wright	30,300	1,627,110
Financial Services – 4.5%			Components and Systems – 6.4%
Insurance Brokers – 1.8%			Dionex [a]	40,000	1,330,000
Gallagher (Arthur J.) & Company	61,000	1,586,000	Kronos [a] †Technitrol	46,500 26,000	1,904,175 676,000
Investment Management – 2.7%			Zebra Technologies Cl. A [a]	35,200	1,729,024
BKF Capital Group [a]	71,900	2,387,080			5,639,199
Total (Cost $1,673,814)		3,973,080
Health – 4.6%			Distribution – 4.1%
Drugs and Biotech – 1.5%			Avnet	79,100	1,773,422
†Lexicon Genetics [a]	109,500	1,368,750	Richardson Electronics	129,000	1,806,000
					3,579,422
Surgical Products and Devices – 3.1%			Internet Software and Services – 1.3%
Arrow International	70,200	2,695,680	†INT Media Group [a]	297,200	1,188,800
Total (Cost $2,884,558)		4,064,430	IT Services – 3.1%
			†Perot Systems Cl. A [a]	128,600	2,327,660
Industrial Products – 11.3% Building Systems and Components – 2.8%			†Syntel [a]	47,500	365,750
Simpson Manufacturing [a]	40,000	2,420,000			2,693,410
Construction Materials – 2.4%			Semiconductors and Equipment – 0.4%
Florida Rock Industries	45,000	2,110,500	TTM Technologies [a]	40,800	359,040
			Software – 1.4%
Machinery – 3.4%			†JDA Software Group [a]	72,100	1,197,581
Lincoln Electric Holdings	118,100	3,011,550	Telecommunication – 1.8%
Pumps, Valves and Bearings – 2.7%			Plantronics [a]	30,000	694,500
Roper Industries	56,000	2,338,000	† Time Warner Telecom Cl. A [a]	26,400	884,928
Total (Cost $5,847,766)		9,880,050			1,579,428
			Total (Cost $14,922,102)		17,863,990
			TOTAL COMMON STOCKS (Cost $53,329,230)		73,239,963

38 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE FOCUS TRUST, INC.

SCHEDULE OF INVESTMENTS			JUNE 30, 2001 (UNAUDITED)

	PRINCIPAL AMOUNT	VALUE		VALUE
CORPORATE BOND – 0.2%			REPURCHASE AGREEMENT – 3.4%
†Washington Group International 11.00% Sr. Note due 7/01/10 (Cost $1,349,148) U.S. TREASURY OBLIGATIONS – 12.0%	$4,000,000	$ 200,000	State Street Bank & Trust Company, 2.75% dated 6/29/01, due 7/2/01, maturity value $3,000,688 (collateralized by U.S. Treasury Bonds, 6.50% due 11/15/26, valued at 3,0 62,653) (Cost $3,000,000)	$ 3,000,000
U.S Treasury Notes
5.75%, due 10/31/02 7.25%, due 8/15/04	5,000,000 5,000,000	5,109,400 5,367,200	TOTAL INVESTMENTS – 99.0% (Cost $67,765,344)	86,916,563
TOTAL U.S. TREASURY OBLIGATIONS (Cost $10,086,966)		10,476,600	CASH AND OTHER ASSETS LESS LIABILITIES – 1.0%	867,186
			NET ASSETS – 100.0%	$87,783,749

[a]	Non-income producing.
[b]	American Depository Receipt.
†	New Additions in 2001.
Bold indicates the Fund’s largest 20 equity holdings in terms of June 30, 2001 market value.
INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $68,004,757. At June 30, 2001, net unrealized appreciation for all securities was $18,911,806, consisting of aggregate gross unrealized appreciation of $22,061,414 and aggregate gross unrealized depreciation of $3,149,608.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 39

ROYCE FOCUS TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2001 (UNAUDITED)

ASSETS:
Investments at value (identified cost $64,765,344)	$83,916,563
Repurchase agreement (at cost and value)	3,000,000
Cash	774,520
Receivable for dividends and interest	239,108
Prepaid expenses	8,188

Total Assets	87,938,379

LIABILITIES:
Payable for investment advisory fee	68,799
Preferred dividends accrued but not yet declared	33,112
Accrued expenses	52,719

Total Liabilities	154,630

Net Assets	$87,783,749

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	$20,000,000

Net Assets applicable to Common Stock (net asset value per share – $7.53)	$67,783,749

SUMMARY OF STOCKHOLDERS' EQUITY:
7.45% Cumulative Preferred Stock – par value $0.001 per share; 800,000 shares outstanding	$ 800
Common Stock – par value $0.001 per share; 8,998,905 shares outstanding (100,000,000 shares authorized)	8,999
Additional paid-in capital	64,390,214
Undistributed net investment income	1,249,666
Accumulated net realized gain on investments	3,760,963
Net unrealized appreciation on investments	19,151,219
Quarterly and accrued distributions	(778,112)

Net Assets	$87,783,749

STATEMENTS OF CHANGES IN NET ASSETS
	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000
INVESTMENT OPERATIONS:
Net investment income	$ 294,589	$ 1,043,797
Net realized gain on investments	2,938,893	5,191,596
Net change in unrealized appreciation on investments	4,361,944	5,798,144

Net increase in net assets from investment operations	7,595,426	12,033,537

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(257,701)
Net realized gain on investments	–	(1,232,299)
Quarterly distributions*	(745,000)	–

Total distributions to Preferred Stockholders	(745,000)	(1,490,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(506,486)
Net realized gain on investments	–	(2,412,246)

Total distributions to Common Stockholders	–	(2,918,732)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	–	2,305,095

NET INCREASE IN NET ASSETS	6,850,426	9,929,900
NET ASSETS:
Beginning of period	80,933,323	71,003,423

End of period (including undistributed net investment income
of $1,249,666 and $955,077, respectively)	$87,783,749	$80,933,323

*To be allocated to net investment income and capital gains at year-end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
40 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE FOCUS TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	JUNE 30, 2001 (UNAUDITED)

ASSETS:
Investments at value (identified cost $64,765,344)	$83,916,563
Repurchase agreement (at cost and value)	3,000,000
Cash	774,520
Receivable for dividends and interest	239,108
Prepaid expenses	8,188

Total Assets	87,938,379

LIABILITIES:
Payable for investment advisory fee	68,799
Preferred dividends accrued but not yet declared	33,112
Accrued expenses	52,719

Total Liabilities	154,630

Net Assets	$87,783,749

Net Assets applicable to Preferred Stock at a liquidation value of $25 per share	$20,000,000

Net Assets applicable to Common Stock (net asset value per share – $7.53)	$67,783,749

SUMMARY OF STOCKHOLDERS' EQUITY:
7.45% Cumulative Preferred Stock – par value $0.001 per share; 800,000 shares outstanding	$ 800
Common Stock – par value $0.001 per share; 8,998,905 shares outstanding (100,000,000 shares authorized)	8,999
Additional paid-in capital	64,390,214
Undistributed net investment income	1,249,666
Accumulated net realized gain on investments	3,760,963
Net unrealized appreciation on investments	19,151,219
Quarterly and accrued distributions	(778,112)

Net Assets	$87,783,749

STATEMENTS OF CHANGES IN NET ASSETS
	Six months ended June 30, 2001 (unaudited)	Year ended December 31, 2000
INVESTMENT OPERATIONS:
Net investment income	$ 294,589	$ 1,043,797
Net realized gain on investments	2,938,893	5,191,596
Net change in unrealized appreciation on investments	4,361,944	5,798,144

Net increase in net assets from investment operations	7,595,426	12,033,537

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(257,701)
Net realized gain on investments	–	(1,232,299)
Quarterly distributions*	(745,000)	–

Total distributions to Preferred Stockholders	(745,000)	(1,490,000)

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(506,486)
Net realized gain on investments	–	(2,412,246)

Total distributions to Common Stockholders	–	(2,918,732)

CAPITAL STOCK TRANSACTIONS:
Reinvestment of distributions to Common Stockholders	–	2,305,095

NET INCREASE IN NET ASSETS	6,850,426	9,929,900
NET ASSETS:
Beginning of period	80,933,323	71,003,423

End of period (including undistributed net investment income
of $1,249,666 and $955,077, respectively)	$87,783,749	$80,933,323

*To be allocated to net investment income and capital gains at year-end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
40 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE FOCUS TRUST, INC.

STATEMENT OF ASSETS AND LIABILITIES	SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)

INVESTMENT INCOME:
Income:
Interest	$ 490,632
Dividends	259,522

Total income	750,154

Expenses:
Investment advisory fees	402,055
Custodian and transfer agent fees	34,145
Stockholder reports	22,328
Administrative and office facilities expenses	16,755
Professional fees	14,630
Directors’ fees	12,232
Other expenses	19,174

Total expenses	521,319
Fees waived by investment adviser	(65,754)

Net expenses	455,565

Net investment income	294,589

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,938,893
Net change in unrealized appreciation on investments	4,361,944

Net realized and unrealized gain on investments	7,300,837

NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS	$7,595,426

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 41

ROYCE FOCUS TRUST, INC.

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.
	Six months ended June 30, 2001 (unaudited)	Years ended December 31,
		2000	1999	1998	1997	1996

NET ASSET VALUE, BEGINNING OF PERIOD	$6.77	$5.94	$5.63	$6.04	$5.52	$5.09

INVESTMENT OPERATIONS:
Net investment income	0.03	0.12	0.08	0.12	0.08	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	0.81	1.26	0.58	(0.35)	1.12	0.35

Total investment operations	0.84	1.38	0.66	(0.23)	1.20	0.41

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS:
Net investment income	–	(0.03)	(0.01)	(0.16)	–	–
Net realized gain on investments and foreign currency	–	(0.14)	(0.17)	(0.02)	(0.01)	–
Quarterly distributions*	(0.08)	–	–	–	–	–

Total distributions to Preferred Stockholders	(0.08)	(0.17)	(0.18)	(0.18)	(0.01)	–

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	–	(0.06)	(0.01)	–	(0.12)	–
Net realized gain on investments and foreign currency	–	(0.28)	(0.14)	–	(0.41)	–

Total distributions to Common Stockholders	–	(0.34)	(0.15)	–	(0.53)	–

CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	–	(0.04)	(0.02)	–	(0.04)	–
Effect of Preferred Stock offering	–	–	–	–	(0.10)	–
Other sources	–	–	–	–	–	0.02

Total capital stock transactions	–	(0.04)	(0.02)	–	(0.14)	0.02

NET ASSET VALUE, END OF PERIOD	$7.53	$6.77	$5.94	$5.63	$6.04	$5.52

MARKET VALUE, END OF PERIOD	$6.30	$5.69	$4.72	$4.88	$5.06	$4.59

TOTAL RETURN(a):
Net Asset Value (b)	11.2%***	20.9%	8.7%	(6.8)%	20.5%	–
Market Value	10.8%***	27.9%	(0.3)%	(3.7)%	21.3%	9.6%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Total expenses (c,d)	1.50%**	1.44%	1.51%	1.62%	0.94%	1.91%
Management fee expense	1.11%**	1.00%	1.00%	1.14%	0.39%	0.83%
Other operating expenses	0.39%**	0.44%	0.51%	0.48%	0.55%	1.08%
Net investment income	0.97%**	1.93%	1.47%	1.95%	1.35%	1.80%
SUPPLEMENTAL DATA:
Net Assets, End of Period (in thousands)	$87,784	$80,933	$71,003	$67,457	$70,893	$44,154
Portfolio Turnover Rate	28%***	69%	60%	90%	74%	159%
PREFERRED STOCK:
Total shares outstanding	800,000	800,000	800,000	800,000	800,000	–
Asset coverage per share	$109.73	$101.17	$88.75	$84.32	$88.62	–
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	–
Average market value per share (e)	$24.91	$22.23	$24.00	$25.16	$25.25	–

(a)	The Net Asset Value and Market Value Total Returns assume a continuous Common Stockholder who reinvested all net investment income dividends and capital gain distributions.
(b)	Net Asset Value Total Return is not available for years prior to 1997.
(c)	Expense ratios based on total average net assets were 1.13%, 1.05%, 1.06%, 1.16%, 0.90% and 1.91% for the periods ended June 30, 2001 and December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(d)	Expense ratios based on average net assets applicable to Common Stockholders before waiver of fees by the investment adviser would have been 1.72%, 1.81%, 1.93%, 1.88%, 1.60% and 2.08% for the periods ended June 30, 2001 and December 31, 2000, 1999, 1998, 1997 and 1996, respectively.
(e)	The average of month-end market values during the period.
*	To be allocated to net investment income and capital gains at year-end.
**	Annualized.
***	Not annualized.
42 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

ROYCE FOCUS TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (unaudited)

Summary of Significant Accounting Policies:
   Royce Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company. Effective May 7, 1999, Royce Global Trust, Inc. changed its name to Royce Focus Trust, Inc. The Fund commenced operations on March 2, 1988. Royce & Associates, Inc. (“Royce”) assumed investment management responsibility for the Fund on November 1, 1996.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments:
   Securities listed on an exchange or on the Nasdaq National Market System (NMS) are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq NMS securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established by the Fund’s Board of Directors. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

Investment Transactions and Related Investment Income:
   Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Expenses:
   The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated in an equitable manner. Allocated personnel and occupancy costs related to The Royce Funds are included in administrative and office facilities expenses. The Fund has adopted a deferred fee agreement that allows the Fund’s Directors to defer the receipt of all or a portion of Directors’ Fees otherwise payable. The deferred fees remain invested in certain Royce Funds until distributed in accordance with the agreement.

Taxes:
   As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Income Tax Information.”

Distributions:
   Distributions to Common Stockholders are recorded on the ex-dividend date and paid annually in December. Distributions to Preferred Stockholders are recorded on an accrual basis and paid quarterly. Distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

Repurchase Agreements:
   The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company (“SSB&T”), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001 | 43

ROYCE FOCUS TRUST, INC.
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

Capital Stock:
   The Fund currently has 800,000 shares of 7.45% Cumulative Preferred Stock outstanding. The stock has a liquidation preference of $25.00 per share.
   Under the Investment Company Act of 1940, the Fund is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines established by Moody’s, the Fund is required to maintain a certain discounted asset coverage. The Fund has met these requirements since issuing the Preferred Stock.
   The Fund is required to allocate long-term capital gain distributions and other types of income proportionately to distributions made to holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital.
   The Fund issued 414,399 shares of Common Stock as reinvestment of distributions by Common Stockholders for the year ended December 31, 2000.

Investment Advisory Agreement:
   The Investment Advisory Agreement between Royce and the Fund provides for fees to be paid at an annual rate of 1.0% of the average daily net assets of the Fund. Royce has voluntarily committed to waive the portion of its investment advisory fee attributable to the Fund’s Preferred Stock for any month in which the Fund’s average annual NAV total return since issuance of the Preferred Stock fails to exceed the Preferred Stock’s dividend rate.
   For the period ended June 30, 2001, the Fund accrued and paid Royce advisory fees totaling $336,301, which is net of $65,754 voluntarily waived by Royce.

Purchases and Sales of Investment Securities:
   For the period ended June 30, 2001, the cost of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $21,885,367 and $21,109,615, respectively.

44 | THE ROYCE FUNDS SEMI-ANNUAL REPORT 2001

POSTSCRIPT
THE STYLE THAT WOULD BE KING

     We have always maintained that an investment approach can best be evaluated by what happens both when times are good for the stock market and when times are bad. Our belief is not based on a conviction that small-cap value will necessarily have a performance edge in every market cycle (we can only hope), but on the idea that an investment approach has to be examined through various stock market periods.

     It occurs to us, however, that investors are often presented with the idea that the market operates on two kinds of cycles—the kind that’s based on market cycle performance and the kind that’s rooted in the perception of what is working at the time. We came to this conclusion when we realized that the financial media has run a host of stories over the last six months praising value investing and lauding its practitioners. All of the attention has been gratifying. At the same time, it’s also been somewhat amusing. It was not long ago, after all, that many of the same publications were running stories on the New Economy and 25-year-old momentum-stock fund managers who asserted that the tried and true methods used to value companies were destined for the scrap heap. It’s amazing what a bear market can do—barely eighteen months have passed, and value managers have been swept out of the junkyard and ushered on to the throne, temporary rulers once again of the investment style kingdom.

     Maybe our heads are still spinning from the speed with which many value managers went from court jesters to masters of all they survey. Perhaps it’s the “once again” that makes us sceptical. We have been investing long enough to know that there’s always a Next Big Thing around the corner. Sometimes, as has been the case recently with all of the attention that value has garnered, the Next Big Thing is really The Old Thing That Just Happens to Be Working Right Now. Commentators have to talk about something, and the second-by-second pace of Internet and television stock market coverage has fostered an insatiable appetite for instant insight—something of a contradiction in terms, we suspect.

     Of course, faulty perceptions and mistaken predictions stretch back to the beginning of time—“Sure it’s OK to taste the apple, Adam. That snake wouldn’t lie.” And in many ways, value investing is predicated on poor perceptions—if not for some investors misunderstanding the worth of companies, value investors would never make money. That said, we’ll stoically endure the latest round of media coverage which insists that value investors are smarter, more talented and better looking than the competition because we know that we won’t look this smart forever. So if you see a People magazine cover story featuring “The 50 Most Beautiful Value Managers of 2001,” don’t blame us. Besides, anyone who’s seen our pictures knows that we have no chance of making the cut.

TheRoyceFunds
1414 AVENUE OF THE AMERICAS • NEW YORK, NY 10019

WEALTH OF EXPERIENCE

With approximately $5.3 billion in total assets under management, Royce & Associates is committed to the same small-company investing principles that have served us well for more than 25 years. Charles M. Royce, our primary portfolio manager, enjoys one of the longest tenures of any active mutual fund manager. The senior staff includes four Portfolio Managers and a Managing Director, as well as eight analysts and four traders.

MULTIPLE FUNDS, COMMON FOCUS

Our goal is to offer both individual and institutional investors the best available small-cap value portfolios. Unlike a lot of mutual fund groups with broad product offerings, we have chosen to concentrate on small-company value investing by providing investors with a range of funds that take full advantage of this large and diverse sector.

CONSISTENT DISCIPLINE

Our approach emphasizes paying close attention to risk and maintaining the same discipline, regardless of market movements and trends. The price we pay for a security must be significantly below our appraisal of its current worth. This requires a thorough analysis of the financial and business dynamics of an enterprise, as though we were purchasing the entire company.

CO-OWNERSHIP OF FUNDS

It is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $53 million invested in The Royce Funds.

GENERAL INFORMATION Additional Report Copies (800) 221-4268 EQUI SERVE Transfer Agent and Registrar (800) 426-5523	BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

www.roycefunds.com funds@roycenet.com